iShares®

iShares Trust and iShares, Inc.

Supplement dated December 31, 2024

to the currently effective Statement of Additional Information (each, an “SAI”) for the Funds listed in Appendix A hereto (each, a Fund and collectively, the “Funds”)

The following changes for the Funds will be effective on January 1, 2025.

1.	The section of each SAI entitled “Proxy Voting Policy” shall be deleted in its entirety and replaced with the following:

The Board has delegated the voting of proxies for the Funds’ securities to BFA pursuant to (i) the Open-End Active and Fixed Income Index Fund Proxy Voting Policy (the “Active Fund Proxy Voting Policy”), with respect to certain Funds, and (ii) the Index Equity Fund Proxy Voting Policy, with respect to certain other Funds, as applicable. Please refer to Exhibit 1 of this SAI, which discloses the policy applicable to each Fund. Information that does not apply to a Fund does not form a part of that Fund’s SAI and should not be relied on by investors in that Fund. Only information that is clearly identified as applicable to a Fund is considered to form a part of that Fund’s SAI.

With respect to Funds covered by the Active Fund Proxy Voting Policy, BFA has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”). Certain of such Funds, as listed within the Active Fund Proxy Voting Policy and as disclosed in Exhibit 1 of this SAI, follow supplemental guidelines within the BAIS Guidelines that are applicable to certain climate and decarbonization issues (the “BAIS Climate and Decarbonization Stewardship Guidelines”).

With respect to Funds covered by the Index Equity Fund Proxy Voting Policy, BFA has adopted the BlackRock Investment Stewardship (“BIS”) Global Benchmark Policy, comprised of the Global Principles for Benchmark Policies, regional voting guidelines, and engagement priorities, which are each available upon request. In addition, certain of such Funds, as listed within the Index Equity Fund Proxy Voting Policy and as disclosed in Exhibit 1 of this SAI, follow supplemental guidelines that are applicable to certain climate and decarbonization issues (the “BIS Climate and Decarbonization Stewardship Guidelines”).

If a Fund invests in an underlying fund managed by BlackRock, the Fund will use its proxy voting policy when voting on proxies for the underlying fund while the underlying fund will use its proxy voting policy when voting proxies on investments the underlying fund holds. Therefore, the Fund may use the Active Fund Proxy Voting Policy while an underlying fund may use the Index Equity Fund Proxy Voting Policy, and the opposite is also true.

Copies of the Active Fund Proxy Voting Policy, Index Equity Fund Proxy Voting Policy, the BAIS Guidelines, the Global Principles for Benchmark Policies and the BIS Climate and Decarbonization Stewardship Guidelines are included in Exhibit 1 of this SAI.

Information with respect to how proxies relating to the Fund’s portfolio securities were voted during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund’s website at www.blackrock.com/proxyrecords; and (ii) on the SEC’s website at www.sec.gov.

2.	The section of each SAI entitled “Conflicts of Interest” shall be deleted in its entirety and replaced with the following:

Conflicts of Interest. Certain activities of BlackRock, Inc., BlackRock Advisors, LLC, BlackRock Fund Advisors and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers or employees, with respect to the Funds and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including managing equities, fixed income securities, cash and alternative investments, and other financial services, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by a Fund.

BlackRock has proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. BlackRock is also a major participant in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests.

Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on a Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. In addition, the portfolio holdings of certain BlackRock-advised investment vehicles managed in an identical or substantially similar manner as certain Funds are made publicly available on a more timely basis than the applicable Fund. In some cases, such portfolio holdings are made publicly available on a daily basis. While not expected, it is possible that a recipient of portfolio holdings information for such an investment vehicle could cause harm to a Fund that is managed in an identical or substantially similar manner, including by trading ahead of or against such Fund based on the information received.

When BlackRock seeks to purchase or sell the same assets for client accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds.

BlackRock, on behalf of other client accounts, on the one hand, and a Fund, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. BlackRock may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of other clients with respect to an issuer in which a Fund has invested, and such actions (or refraining from action) may have a material adverse effect on the Fund. In situations in which clients of BlackRock (including the Funds) hold positions in multiple parts of the capital structure of an issuer, BlackRock may not pursue certain actions or remedies that may be available to a Fund, as a result of legal and regulatory requirements or otherwise. BlackRock addresses these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, BlackRock may determine to rely on information barriers between different business units or portfolio management teams. BlackRock may also determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.

In addition, to the extent permitted by applicable law, certain Funds may invest their assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock and/or its personnel, including portfolio managers.

In certain circumstances, BlackRock, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Funds, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Funds. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) that it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.

From time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities of BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

The Funds may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Funds, the investment management fee amounts paid by the Funds to BlackRock may also increase. The net asset value and liquidity of a Fund may be impacted by purchases and sales of the Fund by model-driven investment portfolios, as well as by BlackRock itself and by its advisory clients.

In addition, certain principals and certain employees of a Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock, or, to the extent permitted by the Commission and applicable law, BlackRock, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock.

BlackRock may also create, write or issue derivatives for clients, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. Additionally, an affiliate of BlackRock will create, write or issue options, which may be based on the performance of certain Funds. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares ETFs, related to derivative fixed-income products that are based on such iShares ETFs. Trading activity in these derivative products could also potentially lead to greater liquidity for such products, increased purchase activity with respect to these iShares ETFs and increased assets under management for BlackRock. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients of BlackRock where such other clients have interests adverse to those of the Fund. At times, these activities may cause business units or entities within BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent such transactions are permitted, a Fund will deal with BlackRock on an arms-length basis.

To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on the Funds. Index based funds may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for a Fund or BlackRock.

Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.

When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, BlackRock may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock in evaluating the Fund’s creditworthiness.

BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BlackRock, pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Funds. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to, among other things, increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.

As part of its securities lending program, BlackRock indemnifies the Funds and certain other clients and/or funds against a shortfall in collateral in the event of borrower default. On a regular basis, BlackRock calculates the potential dollar exposure of collateral shortfall resulting from a borrower default (“shortfall risk”) in the securities lending program. BlackRock establishes program-wide borrower limits (“credit limits”) to actively manage borrower-specific credit exposure. BlackRock oversees the risk model that calculates projected collateral shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower credit characteristics. When necessary, BlackRock may adjust securities lending program attributes by restricting eligible collateral or reducing borrower credit limits. As a result, the management of program-wide exposure as well as BlackRock-specific indemnification exposure may affect the amount of securities lending activity BlackRock may conduct at any given point in time by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).

BlackRock may decline to make a securities loan on behalf of a Fund, discontinue lending on behalf of a Fund or terminate a securities loan on behalf of a Fund for any reason, including but not limited to regulatory requirements and/or market rules, liquidity considerations, or credit considerations, which may impact Funds by reducing or eliminating the volume of lending opportunities for certain types of loans, loans in particular markets, loans of particular securities or types of securities, or for loans overall. In addition, some borrowers may prefer certain BlackRock lenders that provide additional protections against lender default that are favored by their prudential regulation.

BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e. indemnification exposure limit and borrower credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.

Purchases and sales of securities and other assets for a Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock does not currently enter into arrangements to use the Fund’s assets for, or participate in, soft dollars, although BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

Subject to applicable law, BlackRock may select brokers that furnish BlackRock, the Funds, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for a Fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of client portfolios. In addition, transactions in ETF shares may be executed on MEMX if third party brokers select MEMX as the appropriate venue for the execution of such orders.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock and /or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio.

BlackRock reserves the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized Participant at any time some or all of the shares of the Fund acquired for its own accounts or the account of a BlackRock advisory client. A large sale or redemption of shares of the Fund by BlackRock itself or a BlackRock advisory client could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund.

It is possible that a Fund may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. A Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock, in the course of these activities. In addition, from time to time, the activities of BlackRock may limit a Fund’s flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.

BlackRock and its personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

Third parties, including service providers to BlackRock or the Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to the Fund.

BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Determination of Net Asset Value” in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value by BlackRock. BlackRock has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act and acts through BlackRock’s Rule 2a-5 Committee (the “2a-5 Committee”), with assistance from other BlackRock pricing committees and in accordance with BlackRock’s policies and procedures (the “Valuation Procedures”). When determining a “fair value price,” the 2a-5 Committee seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the 2a-5 Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund or other similarly managed private fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

BlackRock will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules or guidance adopted under the Investment Company Act engage in transactions with another Fund or accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.

BlackRock has adopted and implemented policies and procedures that are designed to address potential conflicts that arise in connection with the advisory services BlackRock provides to Funds and other clients. Certain BlackRock advisory personnel may take views, and make decisions or recommendations, that are different than or opposite those of other BlackRock advisory personnel. Certain portfolio management teams within BlackRock may make decisions or take (or refrain from taking) actions with respect to clients they advise in a manner different than or adverse to the decisions made or the actions taken (or not taken) by the Funds’ portfolio management teams. The various portfolio management teams may not share information with each other, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

BlackRock has established certain information barriers and other policies to address the sharing of information between different businesses within BlackRock, including, effective on or about January 21, 2025, with respect to personnel responsible with managing portfolios and voting proxies with respect to certain index equity portfolios versus those responsible for managing portfolios and voting proxies with respect to all other portfolios. As a result of information barriers, certain units of BlackRock generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other units of BlackRock, and generally will not manage the Funds with the benefit of information possessed by such other units. Therefore, BlackRock may not be able to review potential investments for the Funds with the benefit of information held by certain areas of BlackRock.

BlackRock may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, BlackRock personnel, businesses, and business units that were moved will no longer have access to the information and personnel from the side of the information barrier from which they were moved. Information obtained in connection with such changes to information barriers may limit or restrict the ability of BlackRock to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that BlackRock may otherwise have purchased or sold for a client in the absence of a change to an information barrier). Information barriers may not have their intended impact due to, for example, changes in applicable law or inadvertent crossings of the barriers, and actions by personnel on one side of a barrier may impact the potential actions of personnel on the other side of a barrier.

Although the information barriers are intended to allow for independent portfolio management decision-making and proxy voting among certain BlackRock businesses, the investment activities of BlackRock for BlackRock clients, as well as BlackRock’s proprietary accounts, may nonetheless limit the investment strategies and rights of other clients (including the Fund). As BlackRock’s assets under management increases, BlackRock clients may face greater negative impacts due to ownership restrictions and limitations imposed by laws, regulations, rules, regulators, or issuers. For example, in certain circumstances where a BlackRock client invests in securities issued by companies that operate in certain industries (e.g., banking, insurance, and utilities) or in certain emerging or international markets, or are subject to regulatory or corporate ownership restrictions (e.g., with mechanisms such as poison pills in place to prevent takeovers), or where a BlackRock client invests in certain futures and derivatives, there may be limits on the aggregate amount invested by BlackRock for its clients and BlackRock’s proprietary accounts that may not be exceeded without the grant of a license or other regulatory or corporate approval, order, consent, relief, waiver or non-disapproval or, if exceeded, may cause BlackRock or its clients to be subject to enforcement actions, disgorgement of share ownership or profits, regulatory restrictions, complex compliance reporting, increased compliance costs or suffer disadvantages or business restrictions. In light of certain restrictions, BlackRock may also seek to make indirect investments (e.g., using derivatives) on behalf of its clients to receive exposure to certain securities in excess of the applicable ownership restrictions and limitations when legally permitted that will expose such clients to additional costs and additional risks, including any risks associated with investing in derivatives. There may be limited availability of derivatives that provide indirect exposure to an impacted security. In addition, BlackRock clients can be subject to more than one ownership limitation depending on each client’s holdings, and each ownership limitation can impact multiple securities held by the client. Certain clients or shareholders may have their own overlapping obligations to monitor their compliance with ownership limitations across their investments.

If certain aggregate ownership thresholds are reached either through the actions of BlackRock or a BlackRock client or as a result of corporate actions by the issuer, the ability of BlackRock on behalf of clients to purchase or dispose of investments, or exercise rights (including voting) or undertake business transactions, may be restricted by law, regulation, rule, or organizational documents or otherwise impaired. For example, to meet the requirements of an ownership limitation or restriction, a client may be unable to purchase or directly hold a security the client would otherwise purchase or hold. The limitation or restriction may be based on the holdings of other BlackRock clients instead of the specific client being restricted. For index funds, this means a fund may not be able to track its index as closely as it would if it was not subject to an ownership limitation or restriction because the fund cannot acquire the amount of the impacted security included in its index. BlackRock on behalf of its clients may limit purchases, sell existing investments, utilize indirect investments, utilize information barriers, or otherwise restrict, forgo, or limit the exercise of rights (including transferring, outsourcing, or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds. These types of restrictions could negatively impact a client’s performance or ability to meet its investment objective.

When BlackRock or a BlackRock client is subject to an ownership limitation, BlackRock may in its discretion seek permission from the applicable issuers or regulators to exceed the limitation. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date with minimal or no notice. The issuer and/or regulator may also require that BlackRock on behalf of itself and its clients take or refrain from taking certain actions in connection with the approval, order, consent, relief or non-disapproval, which BlackRock may accept if it believes the benefits outweigh the costs and may limit BlackRock from taking actions that it otherwise would take. In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients, taking into consideration benchmark weight and investment strategy. BlackRock may adopt certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may limit additional purchases in such securities or, with respect to ETFs, remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund. If client holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to reduce these positions to meet the applicable limitations and BlackRock or such client may be subject to regulatory actions. In these cases, the investments will be sold in a manner that BlackRock deems fair and equitable over time.

Ownership limitations are highly complex. It is possible that, despite BlackRock’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit or violate the corporate or regulatory approval, order, consent, relief or non-disapproval that was obtained.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock may not serve as an Authorized Participant in the creation and redemption of iShares ETFs.

Under an ETF Services Agreement, the Fund has, when applicable, retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.

In order to defray transaction expenses and protect against possible shareholder dilution, the Fund may collect certain fees from Authorized Participants in connection with cash substitutions for creation and redemption transactions. While BlackRock uses good faith estimates of the expected costs to the Fund in determining the rates for fees collected by the Fund related to creation and redemption activity, BlackRock may have incentives to improve Fund performance through the collection of these fees. As these charges are based on estimates, where the charges exceed actual transaction-related costs and/or expenses incurred by the Fund, Fund performance could improve as a result. BlackRock has established processes to oversee the determination of these estimates in an effort to mitigate this conflict.

BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Funds may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. In instances where BlackRock charges a unitary management fee, BlackRock may have a financial incentive to use a BlackRock index that is less costly to

BlackRock than a third party index. BlackRock may benefit from the Funds using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to a Fund and the Funds are under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.

BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. BlackRock may also enter into contractual arrangements with such service providers pursuant to which BlackRock incurs additional costs if the service provider’s services are terminated with respect to a Fund. To the extent that BlackRock is responsible for paying service providers out of its fees that it receives from the Funds, the benefits of lower fees, including any fee discounts or concessions, or any additional savings, may accrue, in whole or in part, to BlackRock, which could result in conflicts of interest relating to the use or termination of service providers to a Fund. In addition, conflicts of interest may arise with respect to contractual arrangements with third-party service providers to a Fund, or the selection of such providers, particularly in circumstances where BlackRock is negotiating on behalf of both funds that have a unitary management fee and those that do not or different service providers have different fee structures.

Conflicts of interest may arise as a result of simultaneous investment management of multiple client accounts by the BlackRock’s investment professionals. For example, differences in the advisory fee structure may create the appearance of actual or potential conflicts of interest because such differences could create pecuniary incentives for BlackRock to favor one client account over another.

BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Funds, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock for the use of the systems. A Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.

BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.

In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not affect Fund fees and expenses applicable to such client’s investment in a Fund.

Present and future activities of BlackRock and its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.

Appendix A

iShares Climate Conscious & Transition MSCI USA ETF (USCL)

iShares Core MSCI Emerging Markets ETF (IEMG)

iShares Currency Hedged MSCI Emerging Markets ETF (HEEM)

iShares Currency Hedged MSCI Eurozone ETF (HEZU)

iShares Currency Hedged MSCI Germany ETF (HEWG)

iShares Currency Hedged MSCI Japan ETF (HEWJ)

iShares Emergent Food and AgTech Multisector ETF (IVEG)

iShares Emerging Markets Equity Factor ETF (EMGF)

iShares ESG Advanced MSCI EAFE ETF (DMXF)

iShares ESG Advanced MSCI EM ETF (EMXF)

iShares ESG Advanced MSCI USA ETF (USXF)

iShares ESG Aware MSCI EAFE ETF (ESGD)

iShares ESG Aware MSCI EM ETF (ESGE)

iShares ESG Aware MSCI USA ETF (ESGU)

iShares ESG Aware MSCI USA Growth ETF (EGUS)

iShares ESG Aware MSCI USA Small-Cap ETF (ESML)

iShares ESG Aware MSCI USA Value ETF (EVUS)

iShares ESG MSCI EM Leaders ETF (LDEM)

iShares ESG MSCI USA Leaders ETF (SUSL)

iShares Frontier and Select EM ETF (FM)

iShares MSCI Agriculture Producers ETF (VEGI)

iShares MSCI Australia ETF (EWA)

iShares MSCI Austria ETF (EWO)

iShares MSCI Belgium ETF (EWK)

iShares MSCI BIC ETF (BKF)

iShares MSCI Brazil ETF (EWZ)

iShares MSCI Brazil Small-Cap ETF (EWZS)

iShares MSCI Canada ETF (EWC)

iShares MSCI Chile ETF (ECH)

iShares MSCI China ETF (MCHI)

iShares MSCI China Multisector Tech ETF (TCHI)

iShares MSCI China Small-Cap ETF (ECNS)

iShares MSCI Denmark ETF (EDEN)

iShares MSCI Emerging Markets Asia ETF (EEMA)

iShares MSCI Emerging Markets ETF (EEM)

iShares MSCI Emerging Markets ex China ETF (EMXC)

iShares MSCI Emerging Markets Min Vol Factor ETF (EEMV)

iShares MSCI Emerging Markets Quality Factor ETF (EQLT)

iShares MSCI Emerging Markets Small-Cap ETF (EEMS)

iShares MSCI Emerging Markets Value Factor ETF (EVLU)

iShares MSCI Eurozone ETF (EZU)

iShares MSCI Finland ETF (EFNL)

iShares MSCI France ETF (EWQ)

iShares MSCI Germany ETF (EWG)

iShares MSCI Global Energy Producers ETF (FILL)

iShares MSCI Global Gold Miners ETF (RING)

iShares MSCI Global Metals & Mining Producers ETF (PICK)

iShares MSCI Global Min Vol Factor ETF (ACWV)

iShares MSCI Global Silver and Metals Miners ETF (SLVP)

iShares MSCI Global Sustainable Development Goals ETF (SDG)

iShares MSCI Hong Kong ETF (EWH)

iShares MSCI India ETF (INDA)

iShares MSCI India Small-Cap ETF (SMIN)

iShares MSCI Indonesia ETF (EIDO)

iShares MSCI Ireland ETF (EIRL)

iShares MSCI Israel ETF (EIS)

iShares MSCI Italy ETF (EWI)

iShares MSCI Japan ETF (EWJ)

iShares MSCI Japan Small-Cap ETF (SCJ)

iShares MSCI Japan Value ETF (EWJV)

iShares MSCI Kuwait ETF (KWT)

iShares MSCI Malaysia ETF (EWM)

iShares MSCI Mexico ETF (EWW)

iShares MSCI Netherlands ETF (EWN)

iShares MSCI New Zealand ETF (ENZL)

iShares MSCI Norway ETF (ENOR)

iShares MSCI Pacific ex Japan ETF (EPP)

iShares MSCI Peru and Global Exposure ETF (EPU)

iShares MSCI Philippines ETF (EPHE)

iShares MSCI Poland ETF (EPOL)

iShares MSCI Qatar ETF (QAT)

iShares MSCI Russia ETF (ERUS)

iShares MSCI Saudi Arabia ETF (KSA)

iShares MSCI Singapore ETF (EWS)

iShares MSCI South Africa ETF (EZA)

iShares MSCI South Korea ETF (EWY)

iShares MSCI Spain ETF (EWP)

iShares MSCI Sweden ETF (EWD)

iShares MSCI Switzerland ETF (EWL)

iShares MSCI Taiwan ETF (EWT)

iShares MSCI Thailand ETF (THD)

iShares MSCI Turkey ETF (TUR)

iShares MSCI UAE ETF (UAE)

iShares MSCI United Kingdom ETF (EWU)

iShares MSCI United Kingdom Small-Cap ETF (EWUS)

iShares MSCI USA Equal Weighted ETF (EUSA)

iShares MSCI Water Management Multisector ETF (IWTR)

iShares MSCI World ETF (URTH)

iShares Paris-Aligned Climate MSCI USA ETF (PABU)

iShares Paris-Aligned Climate MSCI World ex USA ETF (PABD)

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-SUPP-PROXY-08-31-1224

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

Exhibit 1

Fund	Open-End Active and Fixed Income Index Fund Proxy Voting Policy	BAIS Climate and Decarbonization Stewardship Guidelines Apply	Index Equity Fund Proxy Voting Policy	BIS Climate and Decarbonization Stewardship Guidelines Apply

iShares 0-3 Month Treasury Bond ETF	X

iShares 0-5 Year High Yield Corporate Bond ETF	X

iShares 0-5 Year Investment Grade Corporate Bond ETF	X

iShares 0-5 Year TIPS Bond ETF	X

iShares 10+ Year Investment Grade Corporate Bond ETF	X

iShares 10-20 Year Treasury Bond ETF	X

iShares 1-3 Year International Treasury Bond ETF	X

iShares 1-3 Year Treasury Bond ETF	X

iShares 1-5 Year Investment Grade Corporate Bond ETF	X

iShares 20+ Year Treasury Bond BuyWrite Strategy ETF	X

iShares 20+ Year Treasury Bond ETF	X

iShares 25+ Year Treasury STRIPS Bond ETF	X

iShares 3-7 Year Treasury Bond ETF	X

iShares 5-10 Year Investment Grade Corporate Bond ETF	X

iShares 7-10 Year Treasury Bond ETF	X

iShares Aaa - A Rated Corporate Bond ETF	X

iShares Agency Bond ETF	X

iShares Asia 50 ETF			X

iShares Asia/Pacific Dividend ETF			X

iShares BB Rated Corporate Bond ETF	X

iShares BBB Rated Corporate Bond ETF	X

iShares Biotechnology ETF			X

iShares Blockchain and Tech ETF			X

iShares Bloomberg Roll Select Commodity Strategy ETF	X

iShares Breakthrough Environmental Solutions ETF			X

iShares Broad USD High Yield Corporate Bond ETF	X

Fund	Open-End Active and Fixed Income Index Fund Proxy Voting Policy	BAIS Climate and Decarbonization Stewardship Guidelines Apply	Index Equity Fund Proxy Voting Policy	BIS Climate and Decarbonization Stewardship Guidelines Apply

iShares Broad USD Investment Grade Corporate Bond ETF	X

iShares California Muni Bond ETF	X

iShares China Large-Cap ETF			X

iShares Climate Conscious & Transition MSCI USA ETF			X	X

iShares CMBS ETF	X

iShares Cohen & Steers REIT ETF			X

iShares Commodity Curve Carry Strategy ETF	X

iShares Convertible Bond ETF	X

iShares Copper and Metals Mining ETF			X

iShares Core 10+ Year USD Bond ETF	X

iShares Core 1-5 Year USD Bond ETF	X

iShares Core 5-10 Year USD Bond ETF	X

iShares Core Aggressive Allocation ETF			X

iShares Core Conservative Allocation ETF			X

iShares Core Dividend ETF			X

iShares Core Dividend Growth ETF			X

iShares Core Growth Allocation ETF			X

iShares Core High Dividend ETF			X

iShares Core International Aggregate Bond ETF	X

iShares Core Moderate Allocation ETF			X

iShares Core MSCI EAFE ETF			X

iShares Core MSCI Emerging Markets ETF			X

iShares Core MSCI Europe ETF			X

iShares Core MSCI International Developed Markets ETF			X

iShares Core MSCI Pacific ETF			X

iShares Core MSCI Total International Stock ETF			X

iShares Core S&P Mid-Cap ETF			X

iShares Core S&P Small-Cap ETF			X

iShares Core S&P Total U.S. Stock Market ETF			X

Fund	Open-End Active and Fixed Income Index Fund Proxy Voting Policy	BAIS Climate and Decarbonization Stewardship Guidelines Apply	Index Equity Fund Proxy Voting Policy	BIS Climate and Decarbonization Stewardship Guidelines Apply

iShares Core S&P U.S. Growth ETF			X

iShares Core S&P U.S. Value ETF			X

iShares Core Total USD Bond Market ETF	X

iShares Core U.S. Aggregate Bond ETF	X

iShares Core U.S. REIT ETF			X

iShares Currency Hedged MSCI ACWI ex U.S. ETF	X

iShares Currency Hedged MSCI EAFE ETF	X

iShares Currency Hedged MSCI EAFE Small-Cap ETF	X

iShares Currency Hedged MSCI Emerging Markets ETF	X

iShares Currency Hedged MSCI Eurozone ETF	X

iShares Currency Hedged MSCI Japan ETF	X

iShares Cybersecurity and Tech ETF			X

iShares Dow Jones U.S. ETF			X

iShares Emergent Food and AgTech Multisector ETF			X

iShares Emerging Markets Dividend ETF			X

iShares Emerging Markets Equity Factor ETF			X

iShares Emerging Markets Infrastructure ETF			X

iShares Energy Storage & Materials ETF			X

iShares Environmental Infrastructure and Industrials ETF			X

iShares Environmentally Aware Real Estate ETF			X

iShares ESG Advanced High Yield Corporate Bond ETF	X

iShares ESG Advanced Investment Grade Corporate Bond ETF	X

iShares ESG Advanced MSCI EAFE ETF			X	X

iShares ESG Advanced MSCI EM ETF			X	X

iShares ESG Advanced MSCI USA ETF			X	X

Fund	Open-End Active and Fixed Income Index Fund Proxy Voting Policy	BAIS Climate and Decarbonization Stewardship Guidelines Apply	Index Equity Fund Proxy Voting Policy	BIS Climate and Decarbonization Stewardship Guidelines Apply

iShares ESG Advanced Total USD Bond Market ETF	X

iShares ESG Aware 1-5 Year USD Corporate Bond ETF	X

iShares ESG Aware Aggressive Allocation ETF			X

iShares ESG Aware Conservative Allocation ETF			X

iShares ESG Aware Growth Allocation ETF			X

iShares ESG Aware Moderate Allocation ETF			X

iShares ESG Aware MSCI EAFE ETF			X

iShares ESG Aware MSCI EM ETF			X

iShares ESG Aware MSCI USA ETF			X

iShares ESG Aware MSCI USA Growth ETF			X

iShares ESG Aware MSCI USA Small-Cap ETF			X

iShares ESG Aware MSCI USA Value ETF			X

iShares ESG Aware U.S. Aggregate Bond ETF	X

iShares ESG Aware USD Corporate Bond ETF	X

iShares ESG MSCI EM Leaders ETF			X	X

iShares ESG MSCI USA Leaders ETF			X	X

iShares ESG MSCI USA Min Vol Factor ETF			X

iShares ESG Screened S&P 500 ETF			X

iShares ESG Screened S&P Mid-Cap ETF			X

iShares ESG Screened S&P Small-Cap ETF			X

iShares Europe ETF			X

iShares Expanded Tech Sector ETF			X

iShares Expanded Tech-Software Sector ETF			X

iShares Exponential Technologies ETF			X

iShares Fallen Angels USD Bond ETF	X

iShares Floating Rate Bond ETF	X

Fund	Open-End Active and Fixed Income Index Fund Proxy Voting Policy	BAIS Climate and Decarbonization Stewardship Guidelines Apply	Index Equity Fund Proxy Voting Policy	BIS Climate and Decarbonization Stewardship Guidelines Apply

iShares Focused Value Factor ETF			X

iShares Frontier and Select EM ETF			X

iShares Future AI & Tech ETF			X

iShares Future Cloud 5G and Tech ETF			X

iShares Future Metaverse Tech and Communications ETF			X

iShares Genomics Immunology and Healthcare ETF			X

iShares Global 100 ETF			X

iShares Global Clean Energy ETF			X

iShares Global Comm Services ETF			X

iShares Global Consumer Discretionary ETF			X

iShares Global Consumer Staples ETF			X

iShares Global Energy ETF			X

iShares Global Equity Factor ETF			X

iShares Global Financials ETF			X

iShares Global Healthcare ETF			X

iShares Global Industrials ETF			X

iShares Global Infrastructure ETF			X

iShares Global Materials ETF			X

iShares Global REIT ETF			X

iShares Global Tech ETF			X

iShares Global Timber & Forestry ETF			X

iShares Global Utilities ETF			X

iShares GNMA Bond ETF	X

iShares Government/Credit Bond ETF	X

iShares GSCI Commodity Dynamic Roll Strategy ETF	X

iShares High Yield Corporate Bond BuyWrite Strategy ETF	X

iShares High Yield Systematic Bond ETF	X

iShares iBonds 1-5 Year Corporate Ladder ETF			X

iShares iBonds 1-5 Year High Yield and Income Ladder ETF			X

iShares iBonds 1-5 Year TIPS Ladder ETF			X

Fund	Open-End Active and Fixed Income Index Fund Proxy Voting Policy	BAIS Climate and Decarbonization Stewardship Guidelines Apply	Index Equity Fund Proxy Voting Policy	BIS Climate and Decarbonization Stewardship Guidelines Apply

iShares iBonds 1-5 Year Treasury Ladder ETF			X

iShares iBonds 2024 Term High Yield and Income ETF	X

iShares iBonds 2025 Term High Yield and Income ETF	X

iShares iBonds 2026 Term High Yield and Income ETF	X

iShares iBonds 2027 Term High Yield and Income ETF	X

iShares iBonds 2028 Term High Yield and Income ETF	X

iShares iBonds 2029 Term High Yield and Income ETF	X

iShares iBonds 2030 Term High Yield and Income ETF	X

iShares iBonds 2031 Term High Yield and Income ETF	X

iShares iBonds Dec 2024 Term Corporate ETF	X

iShares iBonds Dec 2024 Term Muni Bond ETF	X

iShares iBonds Dec 2024 Term Treasury ETF	X

iShares iBonds Dec 2025 Term Corporate ETF	X

iShares iBonds Dec 2025 Term Muni Bond ETF	X

iShares iBonds Dec 2025 Term Treasury ETF	X

iShares iBonds Dec 2026 Term Corporate ETF	X

iShares iBonds Dec 2026 Term Muni Bond ETF	X

iShares iBonds Dec 2026 Term Treasury ETF	X

iShares iBonds Dec 2027 Term Corporate ETF	X

iShares iBonds Dec 2027 Term Muni Bond ETF	X

iShares iBonds Dec 2027 Term Treasury ETF	X

Fund	Open-End Active and Fixed Income Index Fund Proxy Voting Policy	BAIS Climate and Decarbonization Stewardship Guidelines Apply	Index Equity Fund Proxy Voting Policy	BIS Climate and Decarbonization Stewardship Guidelines Apply

iShares iBonds Dec 2028 Term Corporate ETF	X

iShares iBonds Dec 2028 Term Muni Bond ETF	X

iShares iBonds Dec 2028 Term Treasury ETF	X

iShares iBonds Dec 2029 Term Corporate ETF	X

iShares iBonds Dec 2029 Term Muni Bond ETF	X

iShares iBonds Dec 2029 Term Treasury ETF	X

iShares iBonds Dec 2030 Term Corporate ETF	X

iShares iBonds Dec 2030 Term Muni Bond ETF	X

iShares iBonds Dec 2030 Term Treasury ETF	X

iShares iBonds Dec 2031 Term Corporate ETF	X

iShares iBonds Dec 2031 Term Treasury ETF	X

iShares iBonds Dec 2032 Term Corporate ETF	X

iShares iBonds Dec 2032 Term Treasury ETF	X

iShares iBonds Dec 2033 Term Corporate ETF	X

iShares iBonds Dec 2033 Term Treasury ETF	X

iShares iBonds Dec 2034 Term Corporate ETF	X

iShares iBonds Oct 2025 Term TIPS ETF	X

iShares iBonds Oct 2026 Term TIPS ETF	X

iShares iBonds Oct 2027 Term TIPS ETF	X

iShares iBonds Oct 2028 Term TIPS ETF	X

iShares iBonds Oct 2029 Term TIPS ETF	X

iShares iBonds Oct 2030 Term TIPS ETF	X

iShares iBonds Oct 2031 Term TIPS ETF	X

iShares iBonds Oct 2032 Term TIPS ETF	X

iShares iBonds Oct 2033 Term TIPS ETF	X

Fund	Open-End Active and Fixed Income Index Fund Proxy Voting Policy	BAIS Climate and Decarbonization Stewardship Guidelines Apply	Index Equity Fund Proxy Voting Policy	BIS Climate and Decarbonization Stewardship Guidelines Apply

iShares iBonds Oct 2034 Term TIPS ETF	X

iShares iBonds Dec 2034 Term Treasury ETF	X

iShares iBonds Dec 2044 Term Treasury ETF	X

iShares iBonds Dec 2054 Term Treasury ETF	X

iShares iBoxx $ High Yield Corporate Bond ETF	X

iShares iBoxx $ Investment Grade Corporate Bond ETF	X

iShares India 50 ETF			X

iShares Inflation Hedged Corporate Bond ETF	X

iShares Inflation Hedged High Yield Bond ETF	X

iShares Inflation Hedged U.S. Aggregate Bond ETF	X

iShares Interest Rate Hedged Corporate Bond ETF	X

iShares Interest Rate Hedged High Yield Bond ETF	X

iShares Interest Rate Hedged Long-Term Corporate Bond ETF	X

iShares Interest Rate Hedged U.S. Aggregate Bond ETF	X

iShares Intermediate Government/Credit Bond ETF	X

iShares International Developed Real Estate ETF			X

iShares International Developed Small Cap Value Factor ETF			X

iShares International Dividend Growth ETF			X

iShares International Equity Factor ETF			X

iShares International High Yield Bond ETF	X

iShares International Select Dividend ETF			X

iShares International Small-Cap Equity Factor ETF			X

Fund	Open-End Active and Fixed Income Index Fund Proxy Voting Policy	BAIS Climate and Decarbonization Stewardship Guidelines Apply	Index Equity Fund Proxy Voting Policy	BIS Climate and Decarbonization Stewardship Guidelines Apply

iShares International Treasury Bond ETF	X

iShares Investment Grade Corporate Bond BuyWrite Strategy ETF	X

iShares Investment Grade Systematic Bond ETF	X

iShares J.P. Morgan Broad USD Emerging Markets Bond ETF	X

iShares J.P. Morgan EM Corporate Bond ETF	X

iShares J.P. Morgan EM High Yield Bond ETF	X

iShares J.P. Morgan EM Local Currency Bond ETF	X

iShares J.P. Morgan USD Emerging Markets Bond ETF	X

iShares JPX-Nikkei 400 ETF			X

iShares Large Cap Max Buffer Dec ETF	X

iShares Large Cap Max Buffer Jun ETF	X

iShares Large Cap Max Buffer Mar ETF	X

iShares Large Cap Max Buffer Sep ETF	X

iShares Latin America 40 ETF			X

iShares LifePath Retirement ETF	X

iShares LifePath Target Date 2030 ETF	X

iShares LifePath Target Date 2035 ETF	X

iShares LifePath Target Date 2040 ETF	X

iShares LifePath Target Date 2045 ETF	X

iShares LifePath Target Date 2050 ETF	X

iShares LifePath Target Date 2055 ETF	X

iShares LifePath Target Date 2060 ETF	X

iShares LifePath Target Date 2065 ETF	X

iShares LifePath Target Date 2070 ETF	X

iShares Lithium Miners and Producers ETF			X

iShares MBS ETF	X

iShares Micro-Cap ETF			X

Fund	Open-End Active and Fixed Income Index Fund Proxy Voting Policy	BAIS Climate and Decarbonization Stewardship Guidelines Apply	Index Equity Fund Proxy Voting Policy	BIS Climate and Decarbonization Stewardship Guidelines Apply

iShares Morningstar Growth ETF			X

iShares Morningstar Mid-Cap ETF			X

iShares Morningstar Mid-Cap Growth ETF			X

iShares Morningstar Mid-Cap Value ETF			X

iShares Morningstar Multi-Asset Income ETF			X

iShares Morningstar Small-Cap ETF			X

iShares Morningstar Small-Cap Growth ETF			X

iShares Morningstar Small-Cap Value ETF			X

iShares Morningstar U.S. Equity ETF			X

iShares Morningstar Value ETF			X

iShares Mortgage Real Estate ETF			X

iShares MSCI ACWI ETF			X

iShares MSCI ACWI ex U.S. ETF			X

iShares MSCI ACWI Low Carbon Target ETF			X	X

iShares MSCI Agriculture Producers ETF			X

iShares MSCI All Country Asia ex Japan ETF			X

iShares MSCI Australia ETF			X

iShares MSCI Austria ETF			X

iShares MSCI Belgium ETF			X

iShares MSCI BIC ETF			X

iShares MSCI Brazil ETF			X

iShares MSCI Brazil Small-Cap ETF			X

iShares MSCI Canada ETF			X

iShares MSCI Chile ETF			X

iShares MSCI China A ETF			X

iShares MSCI China ETF			X

iShares MSCI China Multisector Tech ETF			X

iShares MSCI China Small-Cap ETF			X

iShares MSCI Denmark ETF			X

Fund	Open-End Active and Fixed Income Index Fund Proxy Voting Policy	BAIS Climate and Decarbonization Stewardship Guidelines Apply	Index Equity Fund Proxy Voting Policy	BIS Climate and Decarbonization Stewardship Guidelines Apply

iShares MSCI EAFE ETF			X

iShares MSCI EAFE Growth ETF			X

iShares MSCI EAFE Min Vol Factor ETF			X

iShares MSCI EAFE Small-Cap ETF			X

iShares MSCI EAFE Value ETF			X

iShares MSCI Emerging Markets Asia ETF			X

iShares MSCI Emerging Markets ETF			X

iShares MSCI Emerging Markets ex China ETF			X

iShares MSCI Emerging Markets Min Vol Factor ETF			X

iShares MSCI Emerging Markets Quality Factor ETF			X

iShares MSCI Emerging Markets Small-Cap ETF			X

iShares MSCI Emerging Markets Value Factor ETF			X

iShares MSCI Europe Financials ETF			X

iShares MSCI Europe Small-Cap ETF			X

iShares MSCI Eurozone ETF			X

iShares MSCI Finland ETF			X

iShares MSCI France ETF			X

iShares MSCI Germany ETF			X

iShares MSCI Global Energy Producers ETF			X

iShares MSCI Global Gold Miners ETF			X

iShares MSCI Global Metals & Mining Producers ETF			X

iShares MSCI Global Min Vol Factor ETF			X

iShares MSCI Global Quality Factor ETF			X

iShares MSCI Global Silver and Metals Miners ETF			X

iShares MSCI Global Sustainable Development Goals ETF			X

iShares MSCI Hong Kong ETF			X

iShares MSCI India ETF			X

iShares MSCI India Small-Cap ETF			X

iShares MSCI Indonesia ETF			X

Fund	Open-End Active and Fixed Income Index Fund Proxy Voting Policy	BAIS Climate and Decarbonization Stewardship Guidelines Apply	Index Equity Fund Proxy Voting Policy	BIS Climate and Decarbonization Stewardship Guidelines Apply

iShares MSCI Intl Momentum Factor ETF			X

iShares MSCI Intl Quality Factor ETF			X

iShares MSCI Intl Value Factor ETF			X

iShares MSCI Ireland ETF			X

iShares MSCI Israel ETF			X

iShares MSCI Italy ETF			X

iShares MSCI Japan ETF			X

iShares MSCI Japan Small-Cap ETF			X

iShares MSCI Japan Value ETF			X

iShares MSCI KLD 400 Social ETF			X	X

iShares MSCI Kokusai ETF			X

iShares MSCI Kuwait ETF			X

iShares MSCI Malaysia ETF			X

iShares MSCI Mexico ETF			X

iShares MSCI Netherlands ETF			X

iShares MSCI New Zealand ETF			X

iShares MSCI Norway ETF			X

iShares MSCI Pacific ex Japan ETF			X

iShares MSCI Peru and Global Exposure ETF			X

iShares MSCI Philippines ETF			X

iShares MSCI Poland ETF			X

iShares MSCI Qatar ETF			X

iShares MSCI Russia ETF			X

iShares MSCI Saudi Arabia ETF			X

iShares MSCI Singapore ETF			X

iShares MSCI South Africa ETF			X

iShares MSCI South Korea ETF			X

iShares MSCI Spain ETF			X

iShares MSCI Sweden ETF			X

iShares MSCI Switzerland ETF			X

iShares MSCI Taiwan ETF			X

iShares MSCI Thailand ETF			X

iShares MSCI Turkey ETF			X

iShares MSCI UAE ETF			X

Fund	Open-End Active and Fixed Income Index Fund Proxy Voting Policy	BAIS Climate and Decarbonization Stewardship Guidelines Apply	Index Equity Fund Proxy Voting Policy	BIS Climate and Decarbonization Stewardship Guidelines Apply

iShares MSCI United Kingdom ETF			X

iShares MSCI United Kingdom Small-Cap ETF			X

iShares MSCI USA Equal Weighted ETF			X

iShares MSCI USA ESG Select ETF			X	X

iShares MSCI USA Min Vol Factor ETF			X

iShares MSCI USA Momentum Factor ETF			X

iShares MSCI USA Quality Factor ETF			X

iShares MSCI USA Quality GARP ETF			X

iShares MSCI USA Size Factor ETF			X

iShares MSCI USA Small-Cap Min Vol Factor ETF			X

iShares MSCI USA Value Factor ETF			X

iShares MSCI Water Management Multisector ETF			X

iShares MSCI World ETF			X

iShares Nasdaq Top 30 Stocks ETF			X

iShares Nasdaq-100 ex Top 30 ETF			X

iShares National Muni Bond ETF	X

iShares Neuroscience and Healthcare ETF			X

iShares New York Muni Bond ETF	X

iShares North American Natural Resources ETF			X

iShares Paris-Aligned Climate MSCI USA ETF			X	X

iShares Paris-Aligned Climate MSCI World ex USA ETF			X	X

iShares Preferred and Income Securities ETF			X

iShares Residential and Multisector Real Estate ETF			X

iShares Russell 1000 ETF			X

iShares Russell 1000 Growth ETF			X

iShares Russell 1000 Value ETF			X

iShares Russell 2000 BuyWrite ETF	X

iShares Russell 2000 ETF			X

iShares Russell 2000 Growth ETF			X

Fund	Open-End Active and Fixed Income Index Fund Proxy Voting Policy	BAIS Climate and Decarbonization Stewardship Guidelines Apply	Index Equity Fund Proxy Voting Policy	BIS Climate and Decarbonization Stewardship Guidelines Apply

iShares Russell 2000 Value ETF			X

iShares Russell 2500 ETF			X

iShares Russell 3000 ETF			X

iShares Russell Mid-Cap ETF			X

iShares Russell Mid-Cap Growth ETF			X

iShares Russell Mid-Cap Value ETF			X

iShares Russell Top 200 ETF			X

iShares Russell Top 200 Growth ETF			X

iShares Russell Top 200 Value ETF			X

iShares S&P 100 ETF			X

iShares S&P 500 BuyWrite ETF	X

iShares S&P 500 Growth ETF			X

iShares S&P 500 Value ETF			X

iShares S&P Mid-Cap 400 Growth ETF			X

iShares S&P Mid-Cap 400 Value ETF			X

iShares S&P Small-Cap 600 Growth ETF			X

iShares S&P Small-Cap 600 Value ETF			X

iShares Select Dividend ETF			X

iShares Self-Driving EV and Tech ETF			X

iShares Semiconductor ETF			X

iShares Short Duration Bond Active ETF	X

iShares Short Maturity Municipal Bond Active ETF	X

iShares Short Treasury Bond ETF	X

iShares Short-Term National Muni Bond ETF	X

iShares TIPS Bond ETF	X

iShares Top 20 U.S. Stocks ETF			X

iShares Transition-Enabling Metals ETF	X

iShares Treasury Floating Rate Bond ETF	X

iShares Ultra Short-Term Bond Active ETF	X

iShares U.S. Aerospace & Defense ETF			X

iShares U.S. Basic Materials ETF			X

iShares U.S. Broker-Dealers & Securities Exchanges ETF			X

Fund	Open-End Active and Fixed Income Index Fund Proxy Voting Policy	BAIS Climate and Decarbonization Stewardship Guidelines Apply	Index Equity Fund Proxy Voting Policy	BIS Climate and Decarbonization Stewardship Guidelines Apply

iShares U.S. Consumer Discretionary ETF			X

iShares U.S. Consumer Focused ETF	X

iShares U.S. Consumer Staples ETF			X

iShares U.S. Digital Infrastructure and Real Estate ETF			X

iShares U.S. Energy ETF			X

iShares U.S. Equity Factor ETF			X

iShares U.S. Financial Services ETF			X

iShares U.S. Financials ETF			X

iShares U.S. Fixed Income Balanced Risk Systematic ETF	X

iShares U.S. Healthcare ETF			X

iShares U.S. Healthcare Providers ETF			X

iShares U.S. Home Construction ETF			X

iShares U.S. Industrials ETF			X

iShares U.S. Infrastructure ETF			X

iShares U.S. Insurance ETF			X

iShares U.S. Manufacturing ETF			X

iShares U.S. Medical Devices ETF			X

iShares U.S. Oil & Gas Exploration & Production ETF			X

iShares U.S. Oil Equipment & Services ETF			X

iShares U.S. Pharmaceuticals ETF			X

iShares U.S. Real Estate ETF			X

iShares U.S. Regional Banks ETF			X

iShares U.S. Small-Cap Equity Factor ETF			X

iShares U.S. Tech Breakthrough Multisector ETF			X

iShares U.S. Tech Independence Focused ETF	X

iShares U.S. Technology ETF			X

iShares U.S. Telecommunications ETF			X

iShares U.S. Transportation ETF			X

iShares U.S. Treasury Bond ETF	X

iShares U.S. Utilities ETF			X

Fund	Open-End Active and Fixed Income Index Fund Proxy Voting Policy	BAIS Climate and Decarbonization Stewardship Guidelines Apply	Index Equity Fund Proxy Voting Policy	BIS Climate and Decarbonization Stewardship Guidelines Apply

iShares US & Intl High Yield Corp Bond ETF	X

iShares US Small Cap Value Factor ETF			X

iShares USD Green Bond ETF	X

iShares Yield Optimized Bond ETF			X

Open-End Active and Fixed Income Index Fund Proxy Voting Policy

Open-End Active and Fixed Income Index Fund Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Advisers

Effective Date: January 1, 2025

Applies to the following types of Funds registered under the 1940 Act:

☐ Index Equity Mutual Funds and Exchange-Traded Funds

☒ Open-End Active and Fixed Income Index Mutual Funds and Exchange-Traded Funds

☐ Money Market Funds

☐ Closed-End Funds

☐ Other

Objective and Scope

Set forth below is the Open-End Active and Fixed Income Index Fund Proxy Voting Policy.

Policy / Document Requirements and Statements

The Boards of Trustees/Directors (“Directors”) of certain open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.

BlackRock has adopted the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (as from time to time amended, the “Guidelines”) governing proxy voting by active and fixed income index Funds managed by BlackRock. The Guidelines include “climate and decarbonization” guidelines which apply to the Funds listed in Appendix A, if any.

BlackRock will cast votes on behalf of each of the Funds covered by this policy on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the Guidelines.

Conflicts Management

BlackRock Active Investment Stewardship (“BAIS”) maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity and to mitigate material conflicts of interest in the exercise of proxy voting responsibilities. Potential material conflicts, and the resultant potential for undue influence, might be due to a relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates or employees, or a Fund or a Fund’s affiliates. BlackRock has taken certain steps to mitigate potential conflicts, which are outlined in detail in the Guidelines. In mitigating conflicts, BAIS will adhere to the Guidelines.

In certain instances, BAIS will engage an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law.

Public	Page 1 of 3

Open-End Active and Fixed Income Index Fund Proxy Voting Policy

With respect to the relationship between securities lending and proxy voting, shares on loan cannot be voted and BlackRock may determine to recall them for voting, as guided by BlackRock’s fiduciary responsibility to act in clients’ financial interests. The Guidelines set forth BlackRock’s approach to recalling securities on loan in connection with proxy voting.

Reports to the Board

BlackRock will report on an annual basis to the Directors on (1) a summary of the proxy voting process as applicable to the Funds covered by this policy in the preceding year together with a representation that all votes were in accordance with the Guidelines and (2) any material changes to the Guidelines, including material changes to conflicts management practices, that have not previously been reported.

Public	Page 2 of 3

Open-End Active and Fixed Income Index Fund Proxy Voting Policy

Appendix A

BlackRock U.S. Carbon Transition Readiness ETF

BlackRock World ex U.S. Carbon Transition Readiness ETF

Public	Page 3 of 3

BlackRock

Active

Investment Stewardship

Global Engagement and Voting Guidelines

Effective as of January 2025

BlackRock Active Investment Stewardship	Global Engagement and Voting Guidelines ç 2

Overview

This document provides high level guidance on how BlackRock Active Investment Stewardship (BAIS) views corporate governance matters that are commonly put to a shareholder vote, or on which investors engage with issuers. BAIS works in partnership with BlackRock’s investment teams, excluding index equity, providing expertise on investment stewardship, engaging with companies on behalf of those teams when appropriate, and assisting in recommending, operationalizing and reporting on voting decisions. The guidance informs BAIS’ voting recommendations to BlackRock’s active portfolio managers. It applies to active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies. It also may apply to holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements. The guidelines are not prescriptive as active portfolio managers have discretion as to how they integrate these guidelines within their investment processes in light of their clients’ or funds’ investment objectives. There are separate, independently developed principles and voting policies that are applied to BlackRock’s index equity investments by a distinct and independent function, BlackRock Investment Stewardship.

BlackRock Active Investment Stewardship	Global Engagement and Voting Guidelines ç 3

Introduction to BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes, and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers, and other financial institutions, as well as individuals around the world.

About BlackRock Active Investment Stewardship

BlackRock Active Investment Stewardship (BAIS) is a specialist team within the Portfolio Management Group and manages BlackRock’s stewardship engagement and voting on behalf of clients invested in active strategies globally. BAIS is also responsible for engagement with issuers in index fixed income strategies, where appropriate. Our activities are informed by these Global Engagement and Voting Guidelines (“the Guidelines”) and insights from active investment analysts and portfolio managers, with whom we work closely in engaging companies and voting at shareholder meetings.

Engagement with public companies is the foundation of our approach to stewardship within fundamental active investing. Through direct dialogue with company leadership, we seek to understand their businesses and how they manage risks and opportunities to deliver durable, risk adjusted financial returns. Generally, portfolio managers and stewardship specialists engage jointly on substantive matters. Our discussions focus on topics relevant to a company’s success over time including governance and leadership, corporate strategy, capital structure and financial performance, operations and sustainability-related risks, as well as macro-economic, geopolitical and sector dynamics. We aim to be constructive investors and are generally supportive of management teams that have a track record of financial value creation. We aim to build and maintain strong relationships with company leadership based on open dialogue and mutual respect.

Different active equity strategies may implement these voting guidelines differently, as a result of the latitude the portfolio manager has to make independent voting decisions aligned with their portfolio objectives and investment strategy. For example, BAIS will generally vote the holdings in Systematic Active Equity portfolios in accordance with these guidelines. We provide voting recommendations to fundamental equity portfolio managers, who may determine to vote differently based on their portfolio investment objectives and strategy.

These guidelines discuss corporate governance topics on which we may engage with management teams and board directors1 and matters that routinely come to a shareholder vote. We recognize that accepted corporate governance norms can differ across markets, and believe these guidelines represent globally applicable elements of governance that support a company’s ability to manage material risks and opportunities and deliver financial returns to investors. Generally, we believe companies should observe accepted corporate governance norms within their local markets or, particularly in markets without well-established norms, aspire to widely recognized international best practices. As one of many minority shareholders, BlackRock cannot – and does not try to – direct a company’s strategy or its implementation. We look to companies to provide disclosures that explain how their approach to corporate governance best aligns with the financial interests of their investors.

Our approach to stewardship within active equities

As shareholders of public companies, BlackRock’s clients have certain fundamental rights, including the right to vote on proposals put forth by a company’s management or its shareholders. The voting rights attached to these clients’ holdings are an important mechanism for investors to express support for, or concern about, a company’s performance. As a fiduciary, BlackRock is legally required to make proxy voting determinations, on behalf of clients who have delegated voting authority to us, in a manner that is consistent with their investment objectives.

1 References to the board, board directors or non-executive directors should be understood to include supervisory boards and their members, where relevant.

BlackRock Active Investment Stewardship	Global Engagement and Voting Guidelines ç 4

In general, we tend to support the recommendations of the board of directors and management. As indicated below, we may vote against management recommendations when we have concerns about how companies are serving the financial interests of our clients as their shareholders. We take a globally consistent approach to voting but consider the different corporate governance regulations and norms in various markets. Votes are determined on a case-by-case basis, in the context of a company’s situation and the investment mandate we have from clients. Please see page 16 for more information about how we fulfil and oversee BlackRock’s non-index equity investment stewardship responsibilities.

Our approach to stewardship within fixed income

Although fixed income investors do not have the right to vote at shareholder meetings, issuer engagement is a component of fixed income investment strategies at BlackRock, particularly those with sustainability objectives in addition to financial objectives. Most corporate governance-related fixed income engagements are undertaken in conjunction with the active investment stewardship team, and often active equity investors. In addition to the topics listed below, engagement with fixed income investment teams can help inform an issuer’s approach to structuring specialist issuances, such as green bonds, and the standard terms and information in bond documentation.

BlackRock Active Investment Stewardship	Global Engagement and Voting Guidelines ç 5

Boards of Directors

Roles and responsibilities

There is widespread consensus that the foundation of good corporate governance is an effective board of directors that is able to advise and supervise management in an independent and objective manner.2

We look to the board of directors (hereafter ‘the board’) to have an oversight role in the establishment and realization of a company’s strategy, purpose and culture. These constructs are interdependent and, when aligned, can better position a company to be resilient in the face of a changing business environment, help reduce the risks of corporate or employee misconduct, and attract and retain the caliber of workers necessary to deliver financial performance over time.

In promoting the success of the company, the board ensures the necessary resources, policies and procedures are in place to help management meet its strategic objectives within an agreed risk tolerance.

One of the most important responsibilities of the board is to appoint, and remove as necessary, the chief executive officer (CEO). In addition, the board plays a meaningful role in monitoring the performance of the CEO and other key executives, determining executive compensation, ensuring a rigorous audit, overseeing strategy execution and risk management and engaging with shareholders, and other stakeholders, as necessary.

Composition and effectiveness

Appointment process

A formal and transparent process for identifying and appointing director candidates is critical to ensuring the board is composed of directors with the appropriate mix of skills and experience. The board or a sub-committee should determine the general criteria given the company’s circumstances (e.g., sector, maturity, geographic footprint) and any additional criteria for a specific role being filled (e.g., financial expertise, industry track record). To inform the process, we encourage companies to review the skills and experience of incumbent directors to identify any gaps and whether a director candidate’s characteristics would be additive. We welcome disclosures that explain how the board considered different skills, backgrounds and experience to ensure the directors collectively can be effective in fulfilling their responsibilities. We assess a company’s board composition against that of its peer group and local market requirements.

Shareholders periodically vote to elect, remove and nominate directors to serve on the board. We may vote against the election of the most senior independent director, or the chair of the relevant committee, where a company has not demonstrated it has an appointment process that results in a high functioning board with the appropriate complement of skills, backgrounds and experience amongst the directors to support strong financial performance over time. We may vote against newly nominated directors who do not seem to have the appropriate skills or experience to contribute to the board’s effectiveness.

Independence

Director independence from management, significant shareholders or other stakeholders (e.g., government or employees) is of paramount importance to the protection of the interests of minority shareholders such as BlackRock’s clients. At least half of the directors should be independent and free from conflicts of interest or undue influence.3 This ensures sufficient independent directors to have appropriately independent board committees. Companies domiciled in markets with a higher threshold for board independence should meet those requirements.

2 See the Corporate Governance Codes of Germany, Japan, and the UK, as well as the corporate governance principles of the US Business Roundtable as examples.

3 Common impediments to independence may include but are not limited to: current or recent employment at the company or a subsidiary; being, or representing, a shareholder with a substantial shareholding in the company; interlocking directorships; lengthy tenure, and having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders.

BlackRock Active Investment Stewardship	Global Engagement and Voting Guidelines ç 6

We may vote against the election of non-independent directors if the board does not have a sufficient balance of independence. We may also vote against the election of the chair of the committee responsible for board composition if this is a perennial issue.

Independent board leadership

Practices across markets differ, as do board structures, but we observe two main approaches to independent board leadership. One is a non-executive, independent chair of the board who is responsible for leading the board in the effective exercise of its duties. The other is a lead or senior independent director, who is responsible for coordinating with the other non-executive directors and working closely with the executive chair on the board agenda and other board procedures. In this case, the executive chair and the lead independent director work together to ensure the board is effectively fulfilling its responsibilities. In our view, the independent leader of the board, and/or the chair of a relevant committee, should be available to investors to discuss board governance matters such as CEO succession, executive pay, and board performance. We look to boards to explain their independent board leadership model and how it serves the interests of shareholders.

We may vote against the election of the chair of the committee responsible for board composition if there is not an identified independent leader of the board with clear responsibilities for board performance. We may vote against the most senior independent director if the board has a policy of not engaging with shareholders.

Tenure and succession

Boards should establish the length of time a director would normally be expected to serve, in line with market norms where those exist. In such markets, we find it helpful when companies disclose their approach to director tenure particularly around the contributions of directors who have served for longer periods than provided for in local practices. In our experience, long-serving directors could become less independent given their relationship with management and involvement in past board decisions.

Succession planning for board roles helps achieve the appropriate cadence of turnover that balances renewal through the regular introduction of directors with fresh perspectives and expertise with continuity through the retention of directors with long-term knowledge of the board and company.

In markets where there is not specific director tenure guidance, we may vote against the election of the chair of the committee responsible for board composition if there is not a clearly disclosed approach to director tenure and board renewal. We may vote against the election of directors who have served for longer duration than typical in markets with specific guidance, where the case for their continued service is not evident.

Capacity

To be effective and engaged, directors must commit appropriate time and energy to the role. A board should assess the ability of its members to maintain an appropriate focus on board matters and the company taking into consideration competing responsibilities. We recognize that board leadership roles vary across markets in responsibilities and required time commitment but note that they are generally more intensive than a standard directorship. We will take local norms and practices into consideration when making our voting determinations across markets.

We may vote against the election of directors who do not seem to have sufficient capacity to effectively fulfil their duties to the board and company.

Director elections

In support of director accountability to shareholders, directors should stand for election on a regular basis, ideally annually. A classified board structure may be justified by a company when it needs consistency and stability during a time of transition, or on the basis of its business model, e.g., a non-operating company such as closed-end funds.

BlackRock Active Investment Stewardship	Global Engagement and Voting Guidelines ç 7

Shareholders should have the opportunity to evaluate nominated directors individually rather than in bundled slates. We look to companies to provide sufficient information on each director standing for election so that shareholders can assess their capabilities and suitability. We will not support the election of directors whose names and biographical details have not been disclosed sufficiently in advance of the shareholder meeting.

Each director’s appointment should be dependent on receiving a simple majority of the votes cast at the shareholder meeting. Where a company’s practices differ, we look to the board to provide a detailed explanation as to how its approach best serves investors’ interests.

We may vote for shareholder or management proposals seeking to establish annual election of directors and/or a simple majority vote standard for director elections. We may vote against all the directors standing for election as part of a single slate if we have concerns about the profile or performance of an individual director.

Committees

Many boards establish committees to focus on specific responsibilities of the board such as audit and risk, governance and human capital, and executive compensation, amongst other matters. We do not prescribe to companies what committees they should establish but we seek to understand the board’s rationale for the committee structure it determines is appropriate. We note that, in some markets, regulation requires such committees. The responsibilities of each committee should be clear, and the board should ensure that all critical matters are assigned either to the full board or to one of the committees. The board should disclose to shareholders the structure, membership, proportion of independent directors, and responsibilities of each committee. The responsibilities we typically see assigned to the three most common committees include:

•

Audit and risk – oversight responsibilities for the integrity of financial reporting, risk management and compliance with legal and regulatory requirements; may also play an oversight role in relation to the internal audit function and whistleblowing mechanisms.

•

Nominating, governance and human capital – ensures appropriate corporate governance principles and practices including the periodic review of board performance; responsible for succession planning for CEO and key board roles, as well as the director appointment process; may also have oversight responsibilities for human capital management strategies including corporate culture and purpose.

•

Executive compensation – determines the compensation policies and programs for the CEO and other executive officers, approves annual awards and payments under the policies; may also have oversight responsibilities for firm-wide compensation policies.

We may vote against the election of the chair of the committee or other directors serving as committee members to convey our concerns and provide feedback on how a committee has undertaken its responsibilities. We may vote against the election of the most senior non-executive director if there is not a clearly disclosed approach to board committees.

Board and director evaluation

We consider it best practice for companies to conduct an annual review of the performance of the board, the committees, the chair and individual directors. Periodically, this review could be undertaken by an independent third party able to bring objective perspectives to the board on governance and performance. We encourage companies to disclose their approach to and objectives of evaluations, including any changes made to the board’s approach as a result.

BlackRock Active Investment Stewardship	Global Engagement and Voting Guidelines ç 8

Access to independent advice

To support the directors in effectively fulfilling their duties to the company and shareholders, they should have access to independent advice. When circumstances warrant, boards should be able to retain independent third parties to advise on critical matters. These might include new industry developments such as emergent and disruptive technology, operating events with material consequences for the company’s reputation and/or performance, or significant transactions. Board committees may similarly retain third parties to advise them on specialist matters such as audit, compensation and succession planning.

Executive compensation

Boards should establish compensation arrangements that enable the company to recruit, retain and reward the caliber of executive management necessary to lead and operate the company to deliver superior financial returns over time. We focus on alignment between variable pay and a company’s financial performance.

Generally, executive compensation arrangements have four components: base salary, annual bonus that rewards performance against short-term metrics, share-based incentives that reward performance against long-term metrics, and pensions and benefits. In our observation, base salary, pensions and benefits are largely set relative to market norms and benchmarks. The annual bonus and share-based incentive, or variable pay plans, tend to be tailored to the company, its sector and long-term strategy, as well as the individuals the board is seeking to recruit and motivate.

Recognizing the unique circumstances of each company, we determine whether to support a company’s approach to executive compensation on a case-by-case basis. We rely on companies providing sufficient quantitative and qualitative information in their disclosures to enable shareholders to understand the compensation arrangements and assess the alignment with investors’ interests. Features we look for in compensation arrangements include:

•	Fixed pay components, including base salary, benefits and prerequisites that are appropriate in the context of the company’s size, sector and market.

•	Variable pay subject to performance metrics that are closely linked to the company’s short- and long-term strategic objectives.

•	Long-term incentives that motivate sustained performance across a multi-year period.

•

A balance between fixed and variable pay, short- and long-term incentives, and specific instruments (cash and equity awards) that promotes pay program durability and seldom necessitates one-off, discretionary payments.

•	Outcomes that are consistent with the returns to investors over the relevant time period.

•	Board discretion, if allowed within the variable pay arrangements, to be used sparingly, responsibly and transparently.

•	A requirement, that participants in long-term share-based incentive plans build a meaningful shareholding in the company within a defined time period, as determined by the board.

•	Change of control provisions that appropriately balance the interests of executives and shareholders.

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•

Clawback or malus provisions that allow the company to recoup or hold back variable compensation from individuals whose awards were based on fraudulent activities, misstated financial reports, or executive misconduct.

•	Severance arrangements that protect the company’s interests but do not cost more than is contractual.

We may vote against proposals to introduce new share-based incentives, approve existing policies or plans, or approve the compensation report where we do not see alignment between executive compensation arrangements and our clients’ financial interests. When there is not an alternative, or where there have been multi-year issues with compensation misaligned with performance, we may vote against the election of the chair of the responsible committee, or the most senior independent director.

Non-executive director compensation

Companies generally pay non-executive directors an annual retainer or fee in cash, shares or a combination of the two. Some companies also pay additional fees for service on board committees or in board leadership roles. We do not support non-executive directors participating in performance-based incentive plans as doing so may create a conflict of interest and undermine their independence from management, whom they oversee.

Capital structure

Boards are responsible for ensuring senior executive leadership has established a capital strategy that achieves appropriate capital allocation and management in support of long-term financial resilience.

Where company practices diverge from those set out below, we look for companies to disclose why they view these practices to be aligned with shareholders’ interests. We may vote against management proposals seeking capital-related authorities or the election of the most senior independent director if we have concerns about a company’s approach. We may also support a shareholder proposal seeking conversion of shares with differentiated voting rights to a one-share, one-vote standard.

Share issuance

We assess requests for share issuance for particular transactions on a case-by-case basis. We will generally support authorities to issue shares when subject to pre-emptive rights, and up to 20% absent pre-emptive rights. Companies should seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.

Share buybacks

We assess share buyback proposals in the context of the company’s disclosed capital management strategy and management’s determination of the appropriate balance between investment that supports the long-term growth of the company and returning cash to investors. We also take into consideration the effect of a buyback program on the company’s balance sheet and executive compensation arrangements and the price at which shares are repurchased relative to market price. Companies should seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.

We would normally expect companies to cancel repurchased shares. If a company plans to retain them as treasury shares, management should provide a detailed rationale in the context of the disclosed capital management strategy.

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Dividends

We generally defer to management and the board on dividend policy but may engage to seek further clarification where a proposed dividend appears out of line with the company’s financial position.

Differentiated voting rights

We prefer companies to adopt a one-share, one-vote structure for share classes with the same economic exposure. Certain companies, particularly those new to public markets, could make the case to adopt a differentiated voting rights structure, or dual class stock. In those situations, we encourage companies to evaluate and seek approval for their capital structure on a periodic basis.

Transactions and special situations

We monitor developments in transactions and special situations closely and undertake our own detailed analyses of proposals.

Mergers and acquisitions

We evaluate proposed mergers or acquisitions by assessing the financial outcome for our clients as minority shareholders. Management should provide an assessment of the proposed transaction’s strategic and financial rationale, along with its execution and operational risks. We review each transaction independently based on these factors and the degree to which the transaction enhances shareholder value. The board should consider establishing an ad hoc transaction committee to undertake an independent assessment of a significant merger or acquisition, in advance of making its recommendation to shareholders.

We will vote against transactions that, in our assessment, do not advance our clients’ financial interests.

Anti-takeover defenses

In principle, we do not support companies using anti-takeover defenses, also known as poison pills or shareholder rights plans, as they can entrench management and boards which have not delivered long-term shareholder value. By exception, a poison pill may be supported if its purpose is to delay a takeover that is considered sub-optimal and enable management to seek an improved offer. Similarly, management could make the case to use a poison pill to block a shareholder activism campaign that may be counter to the interests of other investors. Defense mechanisms introduced in these circumstances should be limited in term and threshold, and also be closely monitored by the independent members of the board. We look for a shareholder vote for any mechanisms expected to be in place for more than 12 months.

Shareholder activism

When companies are the focus of an activism campaign, we may engage with the activist to understand their analysis and objectives, once they have gone public. We will also engage with company management and possibly board members, especially those the activist may be seeking to replace. In our assessment, we evaluate various factors, including the concerns raised by the activist and the case for change; the quality of both the activist’s and management’s plans; and the qualifications of each party’s candidates. We evaluate each contested situation by assessing the potential financial outcome for our clients as minority shareholders.

We may support board candidates nominated by a shareholder activist if the activist has demonstrated that their case for change enhances shareholder value, or if the incumbent board members do not demonstrate the relevant skills and expertise or have a poor track record of protecting shareholders’ interests.

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Significant shareholders and related party transactions

Boards of companies with affiliated shareholders or directors should be able to demonstrate that the interests of all shareholders are given equitable consideration.

Transactions with related parties, such as significant shareholders or companies connected with the public company, should be disclosed in detail and conducted on terms similar to what would objectively have been agreed with a non-related party. Such transactions should be reviewed and approved by the independent members of the board, and if voted on, only disinterested shareholders should vote.

Corporate reporting, risk management and audit

Investors depend on corporate reporting, both regulatory and voluntary, to understand a company’s strategy, its implementation and financial performance, as well as to assess the quality of management and operations and potential for the company to create shareholder value over time. The board should oversee corporate reporting and the policies and procedures underpinning the internal audit function and external audit.

A company’s financial reporting should provide decision-useful information for investors and other stakeholders on its financial performance and position. It should provide an accurate and balanced assessment of the risks and opportunities the company faces in realizing its long-term strategy. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified. Financial statements should be prepared in accordance with globally developed reporting standards and any divergence from generally accepted accounting principles should be explained in detail and justified. Accounting restatements should be explained in detail and any remedial actions, and the implications of these, disclosed.

In this context, audit committees play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, nonfinancial information, internal control frameworks and Enterprise Risk Management systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders. Audit committees should have a procedure in place for assessing the independence of the auditor and the quality of the external audit process annually.

Similarly, material sustainability-related factors that are integral to how a company manages risks or generates revenue should be disclosed. In our view, the standards developed by the International Sustainability Standards Board, can be helpful to companies in preparing such reports. 4

Companies should establish robust risk management and internal control processes appropriate to the company’s business, risk tolerance, and regulatory environment. A credible whistleblowing system for employees, and potentially other stakeholders, can be a useful mechanism for ensuring that senior management and the board are aware of potential misconduct or breaches in risk management and internal control processes.

A comprehensive audit conducted by an independent audit firm contributes to investor confidence in the quality of corporate reporting. It is helpful when the audit report gives some insight into the scope and focus of the audit, as well as any critical audit matters identified and how these were resolved. A comprehensive and effective audit is time and resource intensive, and the audit fee should be commensurate. Fees paid to the audit firm for non-audit consulting should not exceed the audit fee to a degree that may prompt concerns about the independence of the audit. The audit committee should explain its position on auditor tenure and how it confirmed that the auditor remained independent.

4 The objective of IFRS S1 General Requirements for Disclosure of Sustainability-related Financial Information is to require an entity to disclose information about its sustainability-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity. The objective of IFRS S2 Climate-related Disclosures is to require an entity to disclose information about its climate-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity.

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We may vote against the election of the responsible directors if corporate reporting is insufficient or there are material misstatements in financial reports. In markets where relevant, we may vote against a proposal to approve the financial statements or the discharge of the board when we are concerned about the quality of the reporting or the audit. We may vote against proposals to appoint the auditor, ratify the audit report, or approve the audit fee if we are concerned about the auditor’s independence, the quality of the audit, or there are material misstatements in financial reports and the board has not established reasonable remediation plans.

Shareholder rights and protections

General shareholder meetings

Companies normally have an annual general meeting of shareholders at which routine and non-routine items of business are discussed and voted on by shareholders in attendance or submitting proxy votes. Companies should disclose materials relevant to the shareholder meeting sufficiently in advance so that shareholders can take them into consideration in their voting decisions. Many companies offer shareholders the option of participating in the meeting virtually which, whilst welcome, should not limit the rights of shareholders to participate as they would during an in-person meeting.

We may vote against directors when materials related to the business of the shareholder meeting are not provided in a timely manner or do not provide sufficient information for us to take an informed voting decision. We may vote against directors if the format of the shareholder meeting does not accommodate reasonable shareholder participation.

Bylaw amendments

We review bylaw amendments proposed by management on a case-by-case basis and will generally support those that are aligned with the interests of minority shareholders. Any material changes to the bylaws should be explained in detail and put to a shareholder vote.

We may vote against bylaw amendments that reduce shareholder rights and protections. We may vote against directors if material changes are made to the bylaws without shareholder approval.

If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding the right to call a special meeting of shareholders. The shareholding required to exercise this right should balance its utility with the cost to the company of holding special meetings.

If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding the right to nominate directors to the company’s board. The threshold for this right should be set so that shareholders can exercise it without being unduly disruptive to the board’s own nomination process.

Whilst we would not use either of these rights ourselves, we see them as important accountability mechanisms. We may vote for a shareholder proposal seeking the addition of either of these provisions to a company’s bylaws.

Change of domicile

We generally defer to management on proposals to change a company’s domicile as long as the rationale for doing so is consistent with the company’s long-term strategy and business model and the related costs are immaterial.

We may vote against directors or a proposal to change a company’s domicile where it does not seem aligned with our clients’ financial interests.

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Changes to a company’s purpose or the nature of its business

Plans to materially change the nature of a company’s business or its purpose should be disclosed and explained in the context of long-term strategy and business dynamics. Such changes may significantly alter an investor’s views on the suitability of a company for their investment strategy or portfolio.

Where relevant, we may vote against proposals to change a company’s purpose or the nature of its business if the board has not provided a credible argument for change.

Shareholder proposals

Shareholders in many markets, who meet certain eligibility criteria, have the right to submit proposals to the general shareholder meeting asking a company to take a particular course of action subject to the proposal being supported by a majority of votes cast at the meeting. The topics raised address a range of governance, social and environmental matters that may be relevant to a company’s business. Shareholder proposals are considered by many investors to be an escalation tool when a company is unresponsive to their engagement.

We vote on these proposals on a case-by-case basis. We assess the relevance of the topic raised to a company’s business and its current approach, whether the actions sought are consistent with shareholders’ interests, and what impact the proposal being acted upon might have on financial performance.

Our general approach where we have concerns about a company’s governance, disclosures or performance is to engage to understand the apparent difference in perspective. If we continue to believe the company is not acting in shareholders’ financial interests, we may vote against the election of directors. We may support a relevant shareholder proposal if doing so reinforces the points made in our engagement or is aligned with our clients’ financial interests. We generally do not support shareholder proposals that are legally binding on the company, seek to alter a company’s strategy or direct its operations, or are unrelated to how a company manages risk or generates financial returns.

BlackRock is subject to legal and regulatory requirements in the U.S. that place restrictions and limitations on how we can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. We can vote on behalf of clients who authorize us to do so, on proposals put forth by others.

Corporate political activities

We seek to understand how companies ensure that their direct and indirect engagement in the policy making process is consistent with their public statements on policy matters important to the company’s long-term strategy. The board should be aware of the approach taken to corporate political activities as there can be reputational risks arising from inconsistencies. Companies should, as a minimum, meet all regulatory disclosure requirements on political activities, and ideally, provide accessible and clear disclosures to shareholders on policy positions, public policy engagement activities and political donations. To mitigate the risk of inconsistencies, companies can usefully assess the alignment between their policy priorities and the policy positions of the trade associations of which they are active members and any engagements undertaken by trade associations on behalf of members.

Generally, this is an engagement matter, although we may support a relevant shareholder proposal, or vote against directors, where a company’s disclosures are insufficient, or it becomes public that there is a material contradiction in a company’s public policy positions and its policy engagement.

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Sustainability, or environmental and social, considerations

We seek to understand how companies manage the risks and opportunities inherent in their business operations. In our experience, sustainability-related factors5 that are relevant to a company’s business or material to its financial performance, are generally operational considerations embedded into day-to-day management systems. Certain sustainability issues may also inform long-term strategic planning, for example, investing in product innovation in anticipation of changing consumer demand or adapting supply chains in response to changing regulatory requirements.

We recognize that the specific sustainability-related factors that may be financially material or business relevant will vary by company business model, sector, key markets, and time horizon, amongst other considerations. From company disclosures and our engagement, we aim to understand how management is identifying, assessing and integrating material sustainability-related risks and opportunities into their business decision-making and practices. Doing so helps us undertake a more holistic assessment of a company’s potential financial performance and the likely risk-adjusted returns of an investment.

We may vote against directors or support a relevant shareholder proposal if we have concerns about how a company is managing or disclosing its approach to material sustainability-related risks that may impact financial returns.

Key stakeholders

In our view, companies should understand and take into consideration the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate. Companies that appropriately balance the interests of investors and other stakeholders are, in our experience, more likely to be financially resilient over time.

5 By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable financial value over time. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.

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Climate and decarbonization investment objectives

Certain active BlackRock funds have climate and decarbonization objectives in addition to financial objectives. Consistent with the objectives of those investment strategies, our stewardship activity in relation to the holdings in those funds differs in some respects from BAIS’ benchmark guidelines, which are described above. Specifically, for those funds’ holdings, we look to investee companies to demonstrate that they are aligned with a decarbonization pathway that means their business model would be viable in a low-carbon economy, i.e., one in which global temperature rise is limited to 1.5°C above pre-industrial levels. This approach is only taken following BlackRock receiving the explicit approval from the applicable fund board.

The decarbonization stewardship guidelines focus on companies which produce goods and services that contribute to real world decarbonization or have a carbon intensive business model and face outsized impacts from the low carbon transition, based on reported and estimated scopes 1, 2, and 3 greenhouse gas emissions. These companies should provide disclosures that set out their governance, strategy, risk management processes and metrics and targets relevant to decarbonization. These disclosures should include an explanation of the decarbonization scenarios a company is using in its near- and long-term planning, as well as its scope 1, scope 2 and material scope 3 greenhouse gas (GHG) emissions and reduction targets for scope 1 and 2 emissions. As with the BAIS benchmark policies, we consider the climate-risk reporting standard issued by the International Sustainability Standards Board, IFRS S2, a useful reference for such reporting.

Under these climate- and decarbonization-specific guidelines, BAIS may recommend a vote against directors or support for a relevant shareholder proposal if a company does not appear to be adequately addressing or disclosing material climate-related risks. We may recommend supporting shareholder proposals seeking information relevant to a company’s stated low-carbon transition strategy and targets that the company does not currently provide and that would be helpful to investment decision-making. As under the BAIS benchmark approach, the active portfolio managers are ultimately responsible for voting consistent with their investment mandate and fund objectives.

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Appendix 1: How we fulfil and oversee our active investment stewardship responsibilities

Oversight

The Global Head of BAIS has primary oversight of and responsibility for the team’s activities, including voting in accordance with the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (“the Guidelines”), which require the application of professional judgment and consideration of each company’s unique circumstances, as well as input from active investors. BAIS is independent from BlackRock Investment Stewardship in our engagement and voting activities, reporting lines, and oversight.

The Active Investment Stewardship Oversight Committee, comprised of senior representatives of the active investment, legal and risk teams, reviews and advises on amendments to BAIS’ Global Engagement and Voting Guidelines. The Committee also considers developments in corporate governance, related public policy, and market norms and how these might influence BAIS’ policies and practices. The Committee does not determine voting decisions, which are the responsibility of BAIS and the relevant active equity investors.

In addition, there is a standing advisory group of senior active investors who counsel BAIS on complex or high-profile votes before a recommendation is finalized and escalated to the portfolio managers with holdings in the company under consideration. This group also formally reviews any revisions to the Engagement and Voting Guidelines proposed by BAIS as part of its annual review.

BAIS carries out engagement with companies in collaboration with active investment colleagues, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the Guidelines. BAIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BAIS may use third parties for certain of the foregoing activities and performs oversight of those third parties (see “Use and oversight of third-party vote services providers” below).

Voting guidelines and vote execution

BlackRock votes on proxy issues when our clients authorize us to do so. We carefully consider the voting items submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) for each Fund for which we have voting authority based on our evaluation of the alignment of the voting items with the long-term economic interests of our clients, in the exercise of our independent business judgment, and without regard to the relationship of the issuer (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures,” below).

When exercising voting rights, BAIS will normally vote on specific proxy issues in accordance with the Guidelines, although portfolio managers have the right to vote differently on their holdings if they determine doing so is more aligned with the investment objective and financial interests of clients invested in the funds they manage.

The Guidelines are not intended to be exhaustive. BAIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BAIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. The Guidelines are reviewed annually and updated as necessary to reflect changes in market practices, developments in corporate governance and feedback from companies and clients. In this way, BAIS aims to maintain policies that explain our approach to governance practices most aligned with clients’ long-term financial interests.

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In certain markets, proxy voting involves logistical issues which can affect BAIS’ ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BAIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Voting Choice

BlackRock offers Voting Choice, a program that provides eligible clients with more opportunities to participate in the proxy voting process where legally and operationally viable.

Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, and Canada that use systematic active equity (SAE) and multi-asset strategies. In addition, institutional clients in separately managed accounts (SMAs) are eligible for BlackRock Voting Choice regardless of their investment strategies.6

As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BAIS to vote on their behalf, have authorized BlackRock to vote in accordance with a third-party policy, or have elected to vote shares in accordance with their own policy. Our clients have greater control over proxy voting because of Voting Choice. BlackRock does not disclose client information, including a client’s selection of proxy policy, without client consent.

Use and oversight of third-party vote services providers

Third-party vote services providers – or proxy research firms – provide research and recommendations on proxy votes, as well as voting infrastructure. As mentioned previously, BlackRock contracts primarily with the vote services provider ISS and leverages its online platform to supply research and support voting, record keeping, and reporting processes. We also use Glass Lewis’ research and analysis as an input into our voting process. It is important to note that, although proxy research firms provide important data and analysis, BAIS does not rely solely on their information or follow their voting recommendations. A company’s disclosures, our past engagements and voting, investment colleagues’ insights and our voting guidelines are important inputs into our voting decisions on behalf of clients.

Given the large universe of actively held companies, BAIS employs the proxy services provider to streamline the voting process by making voting recommendations based on BAIS’ voting guidelines when the items on a shareholder meeting agenda are routine. Agenda items that are not routine are referred back to BAIS to assess, escalate as necessary to the relevant portfolio managers and vote. BAIS reviews and can override the recommendations of the vote services provider at any time prior to the vote deadline. Both BAIS and the vote services provider actively monitor securities filings, research reports, company announcements, and direct communications from companies to ensure awareness of supplemental disclosures and proxy materials that may require a modification of votes.

6 With Voting Choice, SMAs have the ability to select from a set of voting policies from third-party proxy advisers the policy that best aligns with their views and preferences. BlackRock can then use its proxy voting infrastructure to cast votes based on the client’s selected voting policy.

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BAIS closely monitors the third-party vote services providers we contract with to ensure that they are meeting our service level expectations and have effective policies and procedures in place to manage potential conflicts of interest. Our oversight of service providers includes regular meetings with client service teams, systematic monitoring of vendor operations, as well as annual due diligence meetings in accordance with BlackRock’s firmwide policies.

Conflicts management policies and procedures

BAIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted the Guidelines which are designed to advance our clients’ long-term economic interests in the companies in which BlackRock invests on their behalf

•

Established a reporting structure that separates BAIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access. BAIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BAIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met

•

Determined to engage, in certain instances, an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent third-party voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent third-party voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent third-party voting service provider to make proxy voting recommendations for:

○	public companies that include BlackRock employees on their boards of directors

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○	public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors

○	public companies that are the subject of certain transactions involving BlackRock Funds

○	public companies that are joint venture partners with BlackRock, and

○	public companies when legal or regulatory requirements compel BlackRock to use an independent third-party voting service provider

In selecting an independent third-party voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one independent third-party voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider. The Active Investment Stewardship Oversight Committee appoints and reviews the performance of the independent third-party voting service providers, generally on an annual basis.

Securities lending

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns while allowing fund providers to keep fund expenses lower.

With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them for voting, as guided by our fiduciary duty as an asset manager to our clients in helping them achieve their investment goals. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those securities (based on the information available at the time of recall consideration). BAIS works with active portfolio managers, as well as colleagues in the Securities Lending and Risk and Quantitative Analysis teams, to evaluate the costs and benefits to clients of recalling shares on loan.

In almost all instances, BlackRock anticipates that the potential long-term financial value to clients of voting shares would not warrant recalling securities on loan. However, in certain instances, BlackRock may determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Reporting and vote transparency

BAIS is committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and disclosure on our website.

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Want to know more?

blackrock.com/stewardship | ContactActiveStewardship@blackrock.com

The document is provided for information purposes only and is subject to change. Reliance upon this information is at the sole discretion of the reader.

Prepared by BlackRock, Inc.

United States and elsewhere. All other trademarks are those of their respective owners. ©2024 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the

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Index Equity Fund Proxy Voting Policy

Index Equity Fund Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Advisers

Effective Date: January 1, 2025

Applies to the following types of Funds registered under the 1940 Act:

☒ Index Equity Mutual Funds and Exchange-Traded Funds

☐ Open-End Active and Fixed Income Index Mutual Funds and Exchange-Traded Funds

☐ Money Market Funds

☐ Closed-End Funds

☐ Other

Objective and Scope

Set forth below is the Index Equity Fund Proxy Voting Policy.

Policy / Document Requirements and Statements

The Boards of Trustees/Directors (“Directors”) of certain open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.

BlackRock has adopted the BlackRock Investment Stewardship Global Benchmark Policy(“Guidelines”) (as from time to time amended, the “Guidelines”) governing proxy voting by index equity Funds managed by BlackRock, except for the iShares Core S&P 500 ETF. In addition, BlackRock has adopted guidelines and procedures (as from time to time amended, the “BlackRock Climate and Decarbonization Stewardship Guidelines”) governing proxy voting for matters covered in the BlackRock Climate and Decarbonization Stewardship Guidelines by the Funds listed in Appendix A.

BlackRock will cast votes on behalf of each of the Funds covered by this policy on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the Guidelines and the BlackRock Climate and Decarbonization Stewardship Guidelines, as applicable.

Conflicts Management

BlackRock Investment Stewardship (“BIS”) maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity and to mitigate material conflicts of interest in the exercise of proxy voting responsibilities. Potential material conflicts, and the resultant potential for undue influence, might be due to a relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates or employees, or a Fund or a Fund’s affiliates. BlackRock has taken certain steps to mitigate potential conflicts, which are outlined in detail in the Guidelines. In mitigating conflicts, BIS will adhere to the Guidelines.

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Index Equity Fund Proxy Voting Policy

In certain instances, BIS will engage an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law.

With respect to the relationship between securities lending and proxy voting, shares on loan cannot be voted and BlackRock may determine to recall them for voting, as guided by BlackRock’s fiduciary responsibility to act in clients’ financial interests. The Guidelines set forth BlackRock’s approach to recalling securities on loan in connection with proxy voting.

Reports to the Board

BlackRock will report on an annual basis to the Directors on (1) a summary of the proxy voting process as applicable to the Funds covered by this policy in the preceding year together with a representation that all votes were in accordance with the Guidelines and the BlackRock Climate and Decarbonization Stewardship Guidelines, as applicable (2) any material changes to the Guidelines and the BlackRock Climate and Decarbonization Stewardship Guidelines, including material changes to conflicts management practices, that have not previously been reported.

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Index Equity Fund Proxy Voting Policy

Appendix A

iShares Climate Conscious & Transition MSCI USA ETF

iShares ESG Advanced MSCI EAFE ETF

iShares ESG Advanced MSCI EM ETF

iShares ESG Advanced MSCI USA ETF

iShares ESG MSCI EM Leaders ETF

iShares ESG MSCI USA Leaders ETF

iShares MSCI ACWI Low Carbon Target ETF

iShares MSCI KLD 400 Social ETF

iShares MSCI USA ESG Select ETF

iShares Paris-Aligned Climate MSCI USA ETF

iShares Paris-Aligned Climate MSCI World ex USA ETF

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BlackRock Investment Stewardship

Global Principles for Benchmark Policies

Effective as of January 2025

The purpose of this document is to provide an overarching explanation of BlackRock’s global approach to our responsibilities as a shareholder on behalf of our clients, the principles that guide our dialogue with companies, and our commitments to clients in terms of our own governance and transparency.

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Introduction to BlackRock Investment Stewardship

BlackRock’s clients depend on us to help them meet their varied investment goals. We consider it one of our responsibilities to be an informed, engaged shareholder on their behalf, given the business decisions that companies make have a direct impact on our clients’ long-term investment outcomes and financial well-being. BlackRock Investment Stewardship (BIS) is a dedicated function within BlackRock, which is responsible for engaging with public companies on behalf of index strategies. Investment Stewardship is one of the ways we fulfill our fiduciary responsibilities as an asset manager to our clients. Our sole objective when conducting our stewardship program is to advance our clients’ long-term financial interests.1

BIS takes a long-term approach in our stewardship efforts, reflecting the investment horizons of the majority of our clients. BIS does this through:

1. Engaging with companies in a two-way dialogue to build our understanding of a company’s practices and inform our voting decisions.

2. Voting at shareholder meetings on management and shareholder proposals on behalf of clients who have delegated voting authority to BlackRock.

3. Contributing to industry dialogue on stewardship to share our perspectives on matters that may impact our clients’ investments.

4. Reporting on our activities to inform clients about our stewardship efforts on their behalf through a range of publications and direct reporting.

Philosophy on investment stewardship

Sound governance is critical to the success of a company, the protection of investors’ interests, and long-term financial value creation. Research indicates that high-performing companies will effectively evaluate and address risks and opportunities relevant to their businesses, which supports durable, long-term financial value creation.2

Setting, executing, and overseeing strategy are the responsibility of management and the board. As one of many minority shareholders, BlackRock cannot – and does not try to – direct a company’s strategy or its implementation. Our role, on behalf of BlackRock’s clients as long-term investors, is to better understand how corporate leadership is managing material risks and capitalizing on opportunities to help protect and enhance the company’s ability to deliver long-term financial returns. We aim to take a globally consistent approach, while recognizing the unique markets and sectors in which companies operate.

Shareholder rights

Corporate law, regulations and listing rules in most markets establish certain fundamental rights attached to shareholding. Shareholders should have the right to:

•	Elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or by-laws.

1 BIS’ Benchmark Policies, and the vote decisions made consistent with these policies, take a financial materiality-based approach and are focused solely on advancing clients’ financial interests. BIS’ Benchmark Policies– comprised of the BIS Global Principles, regional voting guidelines, and engagement priorities – apply to clients’ assets invested through index strategies and provide guidance on our position on common corporate governance matters. We take a globally consistent approach, while recognizing the unique markets and sectors in which companies operate. BlackRock offers a wide range of investment products and funds to support our clients’ unique and varied investment objectives. Other materials on the BIS website might also provide useful context.

2 PwC, “The 3 things all high-performing companies do”. Harvard Business Review, “6 Strategic Concepts That Set High-Performing Companies Apart”, March 2024.

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•

Vote on key board decisions that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure.

•	Access sufficient and timely information on material governance, strategic, and business matters to make informed decisions.

To protect the interest of minority shareholders like BlackRock’s clients, BIS holds the view that shareholder voting rights should be proportionate to economic ownership—the principle of “one share, one vote” helps to achieve this balance.

Stewardship in practice

The assets BlackRock manages belong to our clients, which include public and private pension plans, insurers, official institutions, endowments, universities, charities, family offices, wealth managers, and ultimately, the individual investors that they serve. Through stewardship, we assess how companies are creating long-term financial value to serve our clients, many of whom are saving for long-term goals, such as retirement.

As shareholders of public companies, our clients have the right to vote on matters proposed by a company’s management or its shareholders. Voting is an important mechanism for investors to express support for, or concern about, a company’s performance and most of our clients authorize BlackRock to exercise this right on their behalf. For those clients, and as a fiduciary, BlackRock is legally required to make proxy voting determinations in a manner that is consistent with their investment objectives. BIS does this by casting votes in favor of proposals that, in our assessment, will promote stronger governance and better operating practices and, in turn, potentially enhance long-term shareholder value. Our vote decisions are informed by our in-depth analysis of company disclosures, engagement with boards and management teams, third-party research, and comparisons against a company’s industry peers.

BIS takes a constructive, long-term approach to our engagement with companies, reflecting the investment horizons of the majority of our clients. An engagement is a meeting between BIS and a company’s board and management that helps improve our understanding of the company’s business model and material risks and opportunities, to inform our voting decisions on behalf of clients who authorize us to vote on their behalf. In these two-way conversations, we listen to and learn directly from company directors and executives and ask questions relevant to their business. Either a company or BIS can request an engagement. Many of the engagements are initiated by companies to discuss their long-term strategy, risk and opportunity set, and management’s plan to deliver financial returns through business cycles. The ongoing, multiyear nature of our engagements allows us to build strong relationships with company leadership and mutual understanding on key matters of corporate governance and the drivers of long-term financial performance.

Generally, we support the vote recommendations of the board of directors and management. In case of concerns, we typically raise these through dialogue with board members and management teams first. When we determine it is in our clients’ financial interests to convey concern to companies through voting, we do so in two forms: we might not support the election of directors or other management proposals, or we might not support management’s voting recommendation on a shareholder proposal.

Key themes

While accepted standards and norms of corporate governance can differ between markets, in our experience, there are certain globally applicable fundamental elements of corporate governance that contribute to a company’s ability to create long-term financial value for shareholders. These global themes are set out in this overarching set of principles (the “Principles”), which are anchored in transparency and accountability.

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At a minimum, it is our view that companies should observe the accepted corporate governance standards in their domestic market,3 and we ask that, if they do not, they explain how their approach better supports durable, long-term financial value creation.

These Principles cover seven key subjects:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales, and other special transactions

•	Executive compensation

•	Material sustainability-related risks and opportunities

•	Other corporate governance matters and shareholder protections

•	Shareholder proposals

Our regional and market-specific voting guidelines explain how these Principles inform our voting decisions in relation to common ballot items for shareholder meetings in those markets. Alongside the Principles and regional voting guidelines, BIS publishes our engagement priorities which reflect the five themes on which we most frequently engage companies, where they are relevant, as these can be a source of material business risk or opportunity. Collectively, these BIS policies set out the core elements of corporate governance that guide our investment stewardship program globally and within each market. The BIS policies are not prescriptive, applied on a pragmatic, case-by-case basis, taking into consideration a number of factors, including the sector, market, and business environment within which a company is operating.

Boards and directors

Companies whose boards are comprised of appropriately qualified, engaged directors with professional characteristics relevant to a company’s business enhance the ability of the board to add value and be the voice of shareholders in board discussions. A strong board gives a company a competitive advantage, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance. As part of their responsibilities, board members have a fiduciary duty to shareholders to oversee the strategic direction, operations, and risk management of a company. This is why our investment stewardship efforts have always started with the performance of the board of directors, and why we see engagement with, and the election of, directors as one of our most important responsibilities. We engage, as necessary, with members of the board’s nominating and/or governance committee to assess whether governance practices and board composition are appropriate given a company’s business model and we take into consideration a number of factors, including the sector, market, and business environment within which a company is operating.

We view it as good practice when the board establishes and maintains a framework of robust and effective governance mechanisms to support its oversight of the company’s strategy and operations consistent with the long-term economic interests of investors. There should be clear descriptions of the role of the board and the committees of the board and how directors engage with and oversee management. Disclosure of material risks that may affect a company’s long-term strategy and financial value creation, including material sustainability-related factors when relevant, is helpful for investors to appropriately understand and assess how effectively management is identifying, managing, and mitigating such risks.

We seek to understand management’s long-term strategy and the milestones against which investors should assess its implementation. If any strategic targets are significantly missed or materially restated,

3 Our regional voting guidelines, which we publish on the BIS website, reflect these different market standards and norms. Depending on the market, generally accepted practice is informed by corporate law, market regulation, best practices, and industry initiatives, amongst other factors.

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we find it helpful when company disclosures provide a detailed explanation of the changes and an indication of the board’s role in reviewing the revised targets. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s strategy.

Where a company has not adequately disclosed and demonstrated that its board has fulfilled these corporate governance and risk oversight responsibilities, we may consider voting against the election of directors who, on our assessment, have particular responsibility for the issues. We assess director performance on a case-by-case basis and in light of each company’s circumstances, taking into consideration its governance, business practices that support durable, long-term financial value creation, and performance. Set out below are factors we may take into consideration.

Regular accountability through director elections

To ensure accountability for their actions on behalf of shareholders, directors should stand for election on a regular basis, ideally annually.4 Annual director elections allow shareholders to reaffirm their support for board members and/or hold them accountable for their decisions in a timely manner. When board members are not elected annually, in our experience, it is good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for election at each annual general meeting.

Effective board composition

Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect developments in the company’s strategy and the market environment. In our view, it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking, while supporting both continuity and appropriate succession planning. We consider the average overall tenure of the board and seek a balance between the knowledge and experience of longer-serving directors and the fresh perspectives of directors who joined more recently.

We encourage companies to regularly review the effectiveness of their board (including its size), and assess directors nominated for election in the context of the composition of the board as a whole. In our view, the company’s assessment should consider a number of factors, including each director’s independence and time commitments, as well as the breadth and relevance of director experiences and skillsets, and how these collectively contribute to the board’s effectiveness in advising and overseeing management in delivering long-term financial returns.

Director independence — from management, significant shareholders, or other related parties – is a central tenet of sound corporate governance across markets.5 We encourage boards to have a sufficient number of independent directors, free from conflicts of interest or undue influence, to ensure objectivity in the decision-making of the board and its ability to oversee management. We generally consider it good practice for independent directors to make a majority of the board, or in the case of controlled companies, at least one-third.

Common impediments to independence may include but are not limited to:

•	Current or recent employment at the company or a subsidiary

•	Being, or representing, a shareholder with a substantial shareholding in the company

•	Interlocking directorships

•

Having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders

4 In most markets directors stand for re-election on an annual or triennial basis, as determined by corporate law, market regulation or voluntary best practice.

5 Please see: Tokyo Stock Exchange. “Japan’s Corporate Governance Code.” June 11, 2021; Financial Reporting Council. “UK Corporate Governance Code.” July 16, 2018; Investor Stewardship Group. “Corporate Governance Principles for US Listed Companies.”

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In our experience, boards are most effective at overseeing and advising management when there is a senior, independent board leader. This director may chair the board, or, where the chair is also the CEO (or is otherwise not independent), be designated as a lead independent director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board, and encouraging independent director participation in board deliberations. The lead independent director or another appropriate director should be available to meet with shareholders in those situations where an independent director is best placed to explain and contextualize a company’s approach.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors or require additional focus. It is our view that objective oversight of such matters is best achieved when the board forms committees with a majority of independent directors, depending on market norms and a company’s ownership structure. In many markets, these committees of the board specialize in audit, director nominations, and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.

When nominating directors to the board, we look to companies to provide sufficient information on the individual candidates so that shareholders can assess the capabilities and suitability of each individual nominee and their fit within overall board composition. These disclosures should give an understanding of how the collective experience and expertise of the board, as well as the particular skill sets of individual directors, aligns with the company’s long-term strategy and business model. Highly qualified, engaged directors with professional characteristics relevant to a company’s business and strategy enhance the ability of the board to add value and be the voice of shareholders in board discussions.

It is in this context that we are interested in a variety of experiences, perspectives, and skillsets in the board room. We see it as a means of promoting diversity of thought to avoid “group think” in the board’s exercise of its responsibilities to advise and oversee management.

In assessing board composition, we take a case-by-case approach based on a company’s board size, business model, strategy, location and market capitalization. We look for companies to explain how their approach to board composition supports the company’s governance practices.

We note that in many markets, policymakers have set board gender diversity goals which we may discuss with companies, particularly if there is a risk their board composition may be misaligned. We ask boards to disclose, consistent with local laws, how diversity, including professional and personal characteristics, is considered in board composition, given the company’s long-term strategy and business model.6

Sufficient capacity

As the role and expectations of a director are increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that directors have the capacity to meet all of their responsibilities – including when there are unforeseen events – and therefore, they should not take on an excessive number of roles that would impair their ability to fulfill their duties.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. Accordingly, we look for the assumptions made by management and reviewed by the auditor in preparing the financial statements to be reasonable and justified.

The accuracy of financial statements, inclusive of financial and non-financial information as required or permitted under market-specific accounting rules, is of paramount importance to BlackRock. Investors increasingly recognize that a broader range of risks and opportunities have the potential to materially

6 Personal characteristics may include, but are not limited to, gender; race/ethnicity; disability; veteran status; LGBTQ+; and national, Indigenous, religious, or cultural identity.

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impact financial performance. Over time, we anticipate investors and other users of company reporting will increasingly seek to understand and scrutinize the assumptions underlying financial statements, particularly those that pertain to the impact of the transition to a low-carbon economy on a company’s business model and asset mix. We recognize that this is an area of evolving practice and note that international standards setters, such as the International Financial Reporting Standards (IFRS) Board and the International Auditing and Assurance Standards Board (IAASB), continue to develop their guidance to companies.7

In this context, audit committees, or equivalent, play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, non-financial information and internal control frameworks. Moreover, in the absence of a dedicated risk committee, these committees can provide oversight of Enterprise Risk Management systems.8 In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders.

Audit committees or equivalent should have clearly articulated charters that set out their responsibilities and have a rotation plan in place that allows for a periodic refreshment of the committee membership to introduce fresh perspectives to audit oversight. We recognize that audit committees will rely on management, internal audit, and the independent auditor in fulfilling their responsibilities but look to committee members to demonstrate they have relevant expertise to monitor and oversee the audit process and related activities.

We take particular note of unexplained changes in reporting methodology, cases involving significant financial restatements, or ad hoc notifications of material financial weakness. In this respect, audit committees should provide timely disclosure on the remediation of Key and Critical Audit Matters identified either by the external auditor or internal audit function.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, it is important that auditors are, and are seen to be, independent. Where an audit firm provides services to the company in addition to the audit, we look for the fees earned to be disclosed and explained. We look for Audit committees to have in place a procedure for assessing annually the independence of the auditor and the quality of the external audit process.

Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. We look to the audit or risk committee to periodically review the company’s risk assessment and risk management policies and the significant risks and exposures identified by management, the internal auditors or the independent auditors and management’s steps to address them. In the absence of detailed disclosures, we may reasonably conclude that companies are not adequately managing risk.

Capital structure, mergers, asset sales, and other special transactions

The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.

Effective voting rights are basic rights of share ownership and a core principle of effective governance. Shareholders, as the residual claimants, have the strongest interest in protecting the financial value of the company, and voting rights should match economic exposure, i.e. one share, one vote.

7 IFRS, “IFRS S1 General Requirements for Disclosure of Sustainability-related Financial Information”, June 2023, and IAASB, “IAASB Launches Public Consultation on Landmark Proposed Global Sustainability Assurance Standard”, August 2023.

8 Enterprise risk management is a process, effected by the entity’s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. Please see the Committee of Sponsoring Organizations of the Treadway Commission (COSO), “Enterprise Risk Management”, 2023.

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In principle, we disagree with the creation of a share class with equivalent economic exposure and preferential, differentiated voting rights. In our view, this structure violates the fundamental corporate governance principle of proportionality and results in a concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying any potential conflicts of interest. However, we recognize that in certain markets, at least for a period of time, companies may have a valid argument for listing dual classes of shares with differentiated voting rights. In our view, such companies should review these share class structures on a regular basis or as company circumstances change. Additionally, they should seek shareholder approval of their capital structure on a periodic basis via a management proposal at the company’s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

In assessing mergers, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction should clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it can enhance long-term shareholder value. We find long-term investors like our clients typically benefit when proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that the financial interests of executives and/or board members in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, the recommendation to support should come from the independent directors, a best practice in most markets, and ideally, the terms should have been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted parties.

As a matter of sound governance practice, shareholders should have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. In our view, shareholders are broadly capable of making decisions in their own best interests. We encourage any so-called “shareholder rights plans” proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter.

Executive compensation

In most markets, one of the most important roles for a company’s board of directors is to put in place a compensation structure that incentivizes and rewards executives appropriately. Executive compensation is an important tool used by companies to support long-term financial value creation. In our experience, well-structured compensation policies reward the successful delivery of strategic, operational, and/or financial goals, encourage an appropriate risk appetite, and align the interests of shareholders and executives through equity ownership.

We look for there to be a clear link between variable pay and operational and financial performance. Performance metrics should be stretching and aligned with a company’s strategy and business model. BIS does not have a position on whether companies should use sustainability-related criteria in compensation structures, but, where they are included, we look to companies to be as rigorous as they would be in setting other financial or operational targets. Long-term incentive plans should encompass timeframes that 1) are distinct from annual executive compensation structures and metrics, and 2) encourage the delivery of strong financial results over a period of years.

When designing, reviewing, and approving executive compensation policies, board compensation committees – or board members responsible for setting executive compensation – should carefully consider the company’s specific circumstances, such as its risk profile, the environment in which it operates, and the individuals the board is trying to attract, retain and incentivize. We look to the compensation committees to guard against contractual arrangements that would entitle executives to material compensation for early termination of their employment. Finally, pension contributions and other

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deferred compensation arrangements should be reasonable in light of market practices or the company’s business and executive compensation strategies.

We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee or its equivalent, we appreciate disclosure relating to how and why the discretion was used, and how the adjusted outcome is aligned with the interests of shareholders. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when the rationale for increases in total compensation at a company is solely based on peer benchmarking, rather than also considering rigorous measures of outperformance. We encourage companies to clearly explain how compensation outcomes have rewarded performance.

We encourage boards to consider building clawback provisions into incentive plans such that companies could clawback compensation or require executives to forgo awards when compensation was based on faulty financial statements or deceptive business practices. We also favor recoupment from or the foregoing of the grant of any awards by any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results.

In our view, non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising directors’ independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

BIS may convey concerns through not supporting management’s proposals to approve compensation, where they are on the agenda. We may also vote against members of the compensation committee or equivalent board members for poor compensation practices or structures.

Material sustainability-related risks and opportunities

It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses.9 As with all risks and opportunities in a company’s business model, appropriate oversight of material sustainability considerations is a core component of having an effective governance framework that supports durable, long-term financial value creation.

Robust disclosure allows investors to effectively evaluate companies’ strategy and business practices related to material sustainability-related risks and opportunities. We find it helpful when companies’ disclosures demonstrate that they have a resilient business model that integrates material sustainability-related risks and opportunities into their strategy, risk management, and metrics and targets, including industry-specific metrics. The International Sustainability Standards Board (ISSB) standards, IFRS S1 and S210 may prove helpful to companies in preparing this disclosure. The standards build on the Task Force on Climate-related Financial Disclosures (TCFD) framework and the standards and metrics developed by the Sustainability Accounting Standards Board (SASB), which have both converged under the ISSB. We recognize that companies may phase in reporting aligned with the ISSB standards over several years. We also recognize that some companies may report using different standards, which may be required by regulation, or one of a number of voluntary standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.

9 By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators.

10 The objective of IFRS S1 General Requirements for Disclosure of Sustainability-related Financial Information is to require an entity to disclose information about its sustainability-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity. The objective of IFRS S2 Climate-related Disclosures is to require an entity to disclose information about its climate-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity.

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We note that climate and other sustainability-related disclosures often require companies to collect and aggregate data from various internal and external sources. We recognize that the practical realities of data collection and reporting may not line up with financial reporting cycles and companies may require additional time after their fiscal year-end to accurately collect, analyze, and report this data to investors. That said, while we do not prescribe timelines regarding when companies make these disclosures, we encourage them to produce climate and other sustainability-related disclosures sufficiently in advance of their annual meeting, to the best of their abilities to provide investors with time to assess the data and make informed decisions.

Companies may also choose to adopt or refer to guidance on sustainable and responsible business conduct issued by supranational organizations such as the United Nations or the Organization for Economic Cooperation and Development. Further, industry initiatives on managing specific operational risks may provide useful guidance to companies on best practices and disclosures. While not a voting item, we find it helpful to our understanding of investment risk when companies disclose any relevant global climate and other sustainability-related standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices.

Climate and nature-related risk

In our view, the transition to a low-carbon economy is one of several mega forces reshaping markets.11 Our research shows that the low-carbon transition is a structural shift in the global economy that will be shaped by changes in government policies, technology, and consumer and investor preferences, which may be material for many companies.12 Yet the path to a low-carbon economy is uncertain and uneven, with different parts of the economy moving at different speeds. BIS recognizes that it can be challenging for companies to predict the impact of climate-related risk and opportunity on their businesses and operating environments. Many companies are assessing how to navigate the low-carbon transition while delivering long-term financial value to investors. At companies where these climate-related risks are material, we find it helpful when they publicly disclose, consistent with their business model and sector, how they intend to deliver long-term financial performance through the transition to a low-carbon economy, including where available, their transition plan.13

In our experience, disclosure consistent with the ISSB standards or the TCFD framework can help investors assess company-specific climate-related risks and opportunities, and inform investment decisions.14 Such disclosures also provide investors with insights into how companies are managing the risks associated with climate change by managing their own carbon emissions or emissions intensities to the extent financially practicable. Recognizing the value of these disclosures, in some jurisdictions, like the U.K, large companies must disclose such climate-related financial information on a mandatory basis, while in other jurisdictions these disclosures are viewed as best practice in the market.

11 BlackRock Investment Institute, “Mega forces: An investment opportunity”, 2023.

12 BlackRock Investment Institute, “Tracking the low-carbon transition”, July 2023.

13 We have observed that more companies are developing such plans, and public policymakers in a number of markets are signaling their intentions to require them or already have requirements in place, such as Australia, Brazil, and the European Union. We view transition plans as a method for a company to both internally assess and externally communicate its long-term strategy, ambition, objectives, and actions to create financial value through the global transition towards a low-carbon economy. Transition plans are building momentum internationally, with increased focus from policy makers and supervisors, including in the EU, UK, G7, G20, and from the financial industry. While many initiatives across jurisdictions outline a framework for transition plans, there is no consensus on the key elements these plans should contain. We view useful disclosure as one that communicates a company’s approach to managing financially material business relevant risks and opportunities – including climate-related risks – to deliver long-term financial performance, which allows investors to make more informed decisions. While transition plans can be helpful disclosure, BIS does not make the preparation and production of transition plans a voting issue. BIS may engage companies that have chosen to publish a transition plan to understand their planned actions and resource implications.

14 BlackRock, “Global perspectives on investing in the low-carbon transition”, June 2023. We recognize that companies may phase in reporting aligned with the ISSB standards over several years, depending on local requirements. We also recognize and respect that some companies may report using different local standards, which may be required by regulation, or one of a number of voluntary standards. In such cases, we ask that companies disclose their rationale for reporting in line with the specific disclosure framework chosen and highlight the metrics that are industry- or company-specific.

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Consistent with the ISSB standards and the TCFD framework, we seek to understand, from company disclosures and engagement, the strategies companies have in place to manage material risks to, and opportunities for, their long-term business model associated with a range of climate-related scenarios. This includes a scenario in which global warming is limited to well below 2°C, considering ambitions to achieve a limit of 1.5°C, the temperature goal recently reaffirmed by G20 members as part of the 2024 Leader’s Declaration.15

These frameworks also contemplate disclosures on how companies are setting short-, medium- and long-term targets, ideally science-based where these are available for their sector, for scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term financial interests of their investors.

While we recognize that regulators in some markets are moving to mandate certain disclosures, at this stage, we view scope 3 emissions differently from scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. We welcome disclosures and commitments companies choose to make regarding material scope 3 emissions and recognize these are provided on a good-faith basis as methodology develops. Our publicly available commentary provides more information on our approach to climate-related risks and opportunities.

In addition to climate-related risks and opportunities, the management of nature-related factors is increasingly a component of some companies’ ability to generate durable, long-term financial returns for shareholders, particularly where a company’s strategy is heavily reliant on the availability of natural capital, or whose supply chains are exposed to locations with nature-related risks. We look for such companies to disclose how they manage any reliance and impact on, as well as use of, natural capital, including appropriate risk oversight and relevant metrics and targets, to understand how these factors are integrated into strategy. We will evaluate these disclosures to inform our view of how a company is managing material nature-related risks and opportunities. We rely on company disclosures when determining how to vote on shareholder proposals addressing natural capital issues. Our publicly available commentary provides more information on our approach to natural capital.16

Companies’ impact on their workforce, supply chains, and communities

In order to advance long-term shareholders’ interests, companies should consider the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate.

As a long-term shareholder on behalf of our clients, we find it helpful when companies disclose how they have identified their key stakeholders and considered their interests in business decision-making. In addition to understanding broader stakeholder relationships, BIS finds it helpful when companies discuss how they consider the needs of their workforce today, and the skills required for their future business strategy. We are also interested to understand how the board monitors and engages on these matters, given it is well positioned to ensure that the approach taken by management is informed by and aligns with the company’s strategy.

Companies should articulate how they address material adverse impacts that could arise from their business practices and affect critical relationships with their stakeholders. We encourage companies to

15 In November 2024, G20 members reaffirmed the Paris Agreement temperature goal as part of the Leader’s Declaration. G20 members include the world’s major economies (19 countries and two regional bodies, the European Union and African Union), representing 85% of global Gross Domestic Product, over 75% of international trade, and about two-thirds of the world population.

16 Given the growing awareness of the materiality of these issues for certain businesses, enhanced reporting on a company’s natural capital dependencies and impacts would aid investors’ understanding. In our view, the final recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD) may prove useful to some companies. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of other private sector standards. TNFD-aligned reporting is not a voting issue.

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implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts. In our view, maintaining trust within these relationships can contribute to a company’s long-term success.

Other corporate governance matters and shareholder protections

In our view, shareholders have a right to material and timely information on the financial performance and viability of the companies in which they invest. In addition, companies should publish information on the governance structures in place and the rights of shareholders to influence these structures. The reporting and disclosure provided by companies help shareholders assess the effectiveness of the board’s oversight of management and whether investors’ economic interests have been protected. As a general principle, we believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting, and to call special meetings of shareholders.

Corporate form

In our view, it is the responsibility of the board to determine the corporate form that is most appropriate given the company’s purpose and business model.17 Companies proposing to change their corporate form to a public benefit corporation or similar entity should put it to a shareholder vote if not already required to do so under applicable law. We appreciate when supporting documentation from companies or shareholder proponents proposing to alter the corporate form clearly explains how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. We generally support management proposals if our analysis indicates that shareholders’ economic interests are adequately protected. Relevant shareholder proposals are evaluated on a case-by-case basis.

Shareholder proposals

In most markets in which BlackRock invests on behalf of clients, shareholders have the right to submit proposals to be voted on at a company’s annual or extraordinary meeting, as long as eligibility and procedural requirements are met. The matters that we see put forward by shareholders address a wide range of topics, including governance reforms, capital management, and improvements in the management or disclosure of sustainability-related risks.

BlackRock is subject to legal and regulatory requirements in the U.S. that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. We can vote, on behalf of clients who authorize us to do so, on proposals put forth by others.

When assessing shareholder proposals, we evaluate each proposal on its merit, considering the company’s individual circumstances and maintaining a singular focus on the proposal’s implications for long-term financial value creation. BIS’ evaluation considers whether a shareholder proposal addresses a material risk that, if left unmanaged, may impact a company’s long-term performance. We look for consistency between the specific request formally made in the proposal, the supporting documentation, and the proponents’ other communications on the issues. We also assess the company’s practices and disclosures and the costs and benefits to the company of meeting the request made in the proposal. We take into consideration a company’s governance practices and disclosures against those of their peers.

In our experience, it is helpful when companies disclose the names of the proponent or organization that has submitted or advised on the proposal.

We would not support proposals that we believe would result in over-reaching into the basic business decisions of the company, are unduly prescriptive or constraining on management. We take into

17 Corporate form refers to the legal structure by which a business is organized.

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consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction, while others may make requests that would be deemed illegal in a given jurisdiction.

BIS is likely to support shareholder proposals that request disclosures that help us, as long-term investors on behalf of our clients, better understand the material risks and opportunities companies face and how they are managing them, especially where this information is additive given the company’s existing disclosures. We may also support shareholder proposals that are focused on a material business risk that we agree needs to be addressed and the intended outcome is consistent with long-term financial value creation.

We recognize that some shareholder proposals bundle topics and/or specific requests. Further, the proponent’s supporting statement may refer to topics that are not directly related to the request made in the proposal. In voting on behalf of clients, we do not submit or edit proposals or the supporting statements – we must vote yes or no on the proposal as phrased by the proponent. Therefore, when we vote in support of a proposal, we are not necessarily endorsing every element of the proposal or the reasoning, objectives, or supporting statement of the proponent. We may support a proposal for different reasons from those put forth by the proponent, when we believe that, overall, it can advance our clients’ long-term financial interests. We typically explain to the company our rationale for supporting such proposals.

Alternatively, or in addition, we may vote against the election of one or more directors if, in our assessment, the board has not responded sufficiently or with an appropriate sense of urgency to a material risk. We may also support a proposal if management is on track, but we believe that voting in favor might accelerate efforts to address a material risk.

BlackRock’s oversight of its investment stewardship activities

Oversight

BlackRock maintains advisory committees (Stewardship Advisory Committees), generally consisting of senior BlackRock index investment professionals and/or senior employees with practical boardroom experience. The Stewardship Advisory Committees review and advise on amendments to BIS regional proxy voting guidelines (the Guidelines). The advisory committees do not determine voting decisions, which are the responsibility of BIS.

In addition to the Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (Global Oversight Committee) is a risk-focused committee, comprised of the Global Head of Investment Stewardship (Global Head), and senior BlackRock executives with legal, risk and other experience relevant to team oversight. The Global Committee does not determine voting decisions, which are the responsibility of BIS.

The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Principles. The Global Committee also reviews and approves amendments to the regional Guidelines.

In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as updates on material process issues, procedural changes, and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the Guidelines.

BIS carries out engagement with companies, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may

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discuss complicated or particularly controversial matters with senior specialists internally, on an advisory basis, prior to making a voting decision.

Voting guidelines and vote execution

BlackRock votes on proxy issues when our clients authorize us to do so. We carefully consider proxies submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the alignment of the voting items with the long-term economic interests of our clients, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures,” below).

When exercising voting rights, BIS will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market, as well as the Principles. The voting guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. The Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. The Guidelines are reviewed annually and updated as necessary to reflect changes in market practices, developments in corporate governance and feedback from companies and clients. In this way, BIS aims to maintain policies that explain our approach to governance practices most aligned with clients’ long-term financial interests. BIS analysts may exercise their professional judgment in determining how to vote if they conclude that the Guidelines do not cover the specific matter raised by a ballot item or that an exception to the Guidelines would be in the long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BIS’ ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Voting Choice

BlackRock offers Voting Choice a program that provides eligible clients with more opportunities to participate in the proxy voting process where legally and operationally viable.

Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, Ireland, and Canada that utilize certain equity index investment strategies, as well as eligible clients in certain institutional pooled funds in the U.S., UK, and Canada that use systematic active equity (SAE) strategies. In addition, institutional clients in separately managed accounts (SMAs) continue to be

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eligible for BlackRock Voting Choice regardless of their investment strategies.18 BlackRock also launched a U.S. Program to offer proxy voting to eligible shareholder accounts in a U.S. Fund. 19

As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BIS to vote on their behalf, have authorized BIS to vote in accordance with a third-party policy, or have elected to vote shares in accordance with their own policy. Our clients have greater control over proxy voting because of Voting Choice. BlackRock does not disclose client information, including a client’s selection of proxy policy, without client consent.

Conflicts management policies and procedures

BIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted the Guidelines which are designed to advance our clients’ long-term economic interests in the companies in which BlackRock invests on their behalf

•

Established a reporting structure that separates BIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met

•

Determined to engage, in certain instances, an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy

18 With Voting Choice, SMAs have the ability to select from a set of voting policies from third-party proxy advisers the policy that best aligns with their views and preferences. BlackRock can then use its proxy voting infrastructure to cast votes based on the client’s selected voting policy.

19 Read more about BlackRock Voting Choice on our website.

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regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent third-party voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent third-party voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent third-party voting service provider to make proxy voting recommendations for:

○	public companies that include BlackRock employees on their boards of directors

○	public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors

○	public companies that are the subject of certain transactions involving BlackRock Funds

○	public companies that are joint venture partners with BlackRock, and

○	public companies when legal or regulatory requirements compel BlackRock to use an independent third-party voting service provider

In selecting an independent third-party voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one independent third-party voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider. The Global Committee appoints and reviews the performance of the independent third-party voting service providers, generally on an annual basis.

Securities lending

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns while allowing fund providers to keep fund expenses lower.

With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them for voting, as guided by our fiduciary duty as an asset manager to our clients in helping them achieve their investment goals. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those securities (based on the information available at the time of recall consideration).20 BIS works with colleagues in the Securities Lending and Risk and Quantitative Analysis teams to evaluate the costs and benefits to clients of recalling shares on loan.

In almost all instances, BlackRock anticipates that the potential long-term financial value to the Fund of voting shares would be less than the potential revenue the loan may provide the Fund. However, in certain instances, BlackRock may determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.

20 Recalling securities on loan can be impacted by the timing of record dates. In the U.S., for example, the record date of a shareholder meeting typically falls before the proxy statements are released. Accordingly, it is not practicable to evaluate a proxy statement, determine that a vote has a material impact on a fund and recall any shares on loan in advance of the record date for the annual meeting. As a result, managers must weigh independent business judgement as a fiduciary, the benefit to a fund’s shareholders of recalling loaned shares in advance of an estimated record date without knowing whether there will be a vote on matters which have a material impact on the fund (thereby forgoing potential securities lending revenue for the fund’s shareholders) or leaving shares on loan to potentially earn revenue for the fund (thereby forgoing the opportunity to vote).

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Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Reporting and vote transparency

We are committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Additionally, we make public our regional proxy voting guidelines for the benefit of clients and the companies in which we invest on their behalf. We also publish commentaries to share our perspective on market developments and emerging key themes.

At a more granular level, on a quarterly basis, we publish our vote record for each company that held a shareholder meeting during the period, showing how BIS voted on each proposal and providing our rationale for any votes against management proposals and on shareholder proposals. For shareholder meetings where a vote might be high profile or of significant interest to clients, we may publish a vote bulletin after the meeting, disclosing and explaining our vote on key proposals. We also publish a quarterly list of all companies with which we engaged and the key topics addressed in the engagement meeting.

In this way, we help inform our clients about the work we do on their behalf in promoting the governance and business practices that support durable, long-term financial value creation by companies.

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Want to know more?

blackrock.com/stewardship | contactstewardship@blackrock.com

This document is provided for information and educational purposes only. Investing involves risk, including the loss of principal.

Prepared by BlackRock, Inc.

©2024 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

BlackRock Investment Stewardship Climate and Decarbonization Stewardship Guidelines Published July 2024

BlackRock climate and decarbonization

stewardship guidelines1

Introduction to BlackRock Investment Stewardship

BlackRock’s clients depend on us to help them meet their varied investment goals. We consider it one of our responsibilities to be an informed, engaged shareholder on their behalf, given the business decisions that companies make have a direct impact on our clients’ long-term investment outcomes and financial well-being. BlackRock Investment Stewardship (BIS) is a dedicated function within BlackRock, which serves as a link between BlackRock’s clients and the companies we invest in on their behalf. BIS takes a long-term approach in our stewardship efforts, reflecting the investment horizons of the majority of our clients. BIS does this through:

1.	Engaging with companies in a two-way dialogue to build our understanding of a company’s practices and inform our voting decisions.

2.	Voting at shareholder meetings on management and shareholder proposals on behalf of clients who have delegated voting authority to BlackRock.

3.	Contributing to industry dialogue on stewardship to share our perspectives on matters that may impact our clients’ investments.

4.	Reporting on our activities to inform clients about our stewardship efforts on their behalf through a range of publications and direct reporting.

Stewardship for clients with investment objectives

relating to the low-carbon transition2

BlackRock offers a wide range of investment products and funds to support our clients’ unique and varied investment objectives, and in February 2024, BlackRock announced it would be launching a new decarbonization stewardship option for those clients who explicitly direct BlackRock to invest their assets with decarbonization investment objectives. An increasing number of clients are seeking to minimize the financial risk, and maximize the financial opportunities, associated with the transition to a low-carbon economy, and thus are interested in sustainable and transition investing, with some including decarbonization as an investment objective in their mandates with BlackRock. In Europe for example, all of our largest, strategic relationship clients have net zero commitments for their organizations, and globally a growing number have made similar commitments, which those clients believe, will shape financial opportunities in the transition to a low-carbon economy. A survey of 200 institutional investors globally, representing nearly $9tn in assets under management, indicated that 98% of them have set some kind of transition investment objective for their portfolios.3

These guidelines set out BIS’ approach to voting at companies’ shareholder meetings on behalf of funds with explicit decarbonization or climate-related investment objectives,4 and, when appropriate, engagement with corporate leadership to support our voting on clients’ behalf. In addition, clients in separately managed accounts may instruct BlackRock to apply these guidelines to their holdings. Both in the case of funds and separately managed accounts, these guidelines are only implemented upon explicit selection and approval by the applicable fund board or client.

1 We have heard from a growing number of clients globally that they have made, or are planning to make, commitments to align their investment strategies with the transition to a low-carbon economy. This stewardship option helps those clients meet their climate and decarbonization investment objectives and is part of BlackRock’s commitment to offer clients choice.

2 Key climate, decarbonization and low-carbon transition related terms used in these guidelines are explained in appendix 1.

3 To help inform the choices BlackRock offers our clients, in June 2023 we commissioned iResearch Services, an independent third-party research consultancy, to conduct a market survey on our behalf. The survey sought to better understand institutions’ needs and preferences related to investing in the low-carbon transition.

4 A list of approved funds is on BlackRock’s website here.

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These guidelines should be read in conjunction with BIS’ benchmark policies5 and are focused on matters related to climate risks and the transition to a low-carbon economy at companies that are held by funds and clients who have selected these guidelines. These guidelines differ from the benchmark policies in that they consider, in addition to financial considerations and consistent with the investment objective of each fund or account that has selected these guidelines, the alignment of companies’ business model and strategies with the financial opportunities presented by the transition to a low-carbon economy and the more ambitious goal of the Paris Agreement,6 namely to limit average temperature rise to 1.5°C above pre-industrial levels.

These guidelines will apply to companies which produce goods and services that contribute to real world decarbonization or have a carbon intensive business model and face outsized impacts from the low-carbon transition, based on reported and estimated scopes 1, 2, and 3 greenhouse gas emissions.7 We estimate these companies represent the vast majority of the value chain emissions of the companies held by funds and clients that have selected these guidelines. For all other companies held by these funds and clients, BIS’ benchmark voting guidelines apply.

On other matters not related to climate risks and the transition to a low-carbon economy, BIS will apply our benchmark policies.

For clients who have not directed BlackRock to prioritize climate risks and decarbonization as an investment objective, BIS will continue to undertake our stewardship responsibilities in line with our benchmark policies, with a sole focus on advancing those clients’ long-term economic interests. This will include consideration of climate-related risks and opportunities in a company’s business model, where material to the company’s ability to deliver long-term financial returns.

Please see appendix 2, which sets out the key differences between the BIS benchmark and decarbonization policies on items related to climate risk and the transition to a low-carbon economy.

Understanding the investment implications of the transition to a low-carbon economy

Research from the BlackRock Investment Institute (BII) highlights that changing government policy, technology, and consumer and investor preferences are driving the transition to a low-carbon economy, but these forces are moving at uneven speeds across sectors and regions. For example—some technologies like renewable power are already being deployed at scale in some regions, while in other sectors and regions less cost-effective low-carbon alternatives exist. We have heard from certain clients that they see the low-carbon transition as a series of shifts over decades that will reshape production and consumption, spur significant capital investment and create risks, opportunities and a wider range of financial and competitive outcomes for companies.

For clients interested in investing in the transition to a low-carbon economy and understanding its corresponding risks and opportunities, we have developed the BlackRock Investment Institute Transition Scenario (BIITS), powered by Aladdin® technology. BIITS is a research-based, analytical forecast of how the low-carbon transition is most likely to play out based on what we know and expect today. It can help inform a top-down assessment of a company’s business risk arising from the transition. BII based its key assumptions on rigorous research, and the input of BlackRock’s portfolio managers and other experts.

5 BIS’ benchmark policies set out the core elements of corporate governance that guide our investment stewardship efforts globally and within each market, including when engaging with companies and voting at shareholder meetings. They are anchored in our Global Principles, which set out certain globally applicable fundamental elements of governance that contribute to a company’s ability to create long-term financial value, anchored in transparency and accountability. They also include our regional and market-specific voting guidelines, which explain how the Principles inform our voting decisions in relation to common ballot items for shareholder meetings in those markets. We publish our engagement priorities which reflect the five themes on which we most frequently engage companies, where they are relevant, as these can be a source of material business risk or opportunity. The BIS policies are applied on a case-by-case basis, taking into consideration the context within which a company is operating. They are reviewed annually and updated as necessary to reflect market developments and feedback from clients and companies.

6 The Paris Agreement to the United Nations Framework Convention on Climate Change, December 12, 2015.

7 These companies may already be low-carbon operators, or be demonstrating momentum in reducing emissions in their operations, providing key inputs or goods and services that support real world decarbonization, or pivoting their current business model to contribute to the transition to the low-carbon economy.

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For client assets with explicit investment objectives related to the transition to a low-carbon economy, BIS will draw on the insights generated by BIITS and Aladdin® Climate,8 as well as our own analysis and engagement, in applying these guidelines. In doing so, we will take into consideration the fact that the necessary data to assess individual companies currently has limitations, but is improving as a result of disclosure requirements in an increasing number of jurisdictions.

Decarbonization stewardship guidelines design principles

The framework of these guidelines is designed to:

•

Prioritize sectors and companies that are critical to the transition to a low-carbon economy: This includes companies which produce goods and services that contribute to real world decarbonization or have a carbon intensive business model and face outsized impacts from the low-carbon transition.

•

Apply a sectoral approach to our analysis that acknowledges the unevenness of the low-carbon transition across sectors and markets: We take into consideration the varying speeds at which sectors and markets can decarbonize based on technological feasibility, consumer demand, government policy, regulatory frameworks and other factors. Further, we recognize that these factors are uncertain and dynamic, which will require that we evolve our approach as necessary.

•

Take a long-term, pragmatic approach that favors a transition that minimizes disruption to companies and their key stakeholders: Our approach recognizes the challenges that many companies face in adapting their business models. It is premised on the views of interested clients that a transition where companies adapt and continue to deliver financial returns throughout, is a better long-term investment outcome for them, and less disruptive to a company’s other key stakeholders, than a transition that is uneven. Further, we consider the differences between the actions and outcomes over which company management has influence, and those it does not.

•

Focus on useful, contextualized disclosures that help inform investors views, while recognizing data limitations: The policy will seek disclosures that outline key milestones and dependencies underpinning the company’s low-carbon transition strategy; explain the trade-offs required to adapt the business model; and include relevant data and narrative.

•

Be consistent with our position as a minority investor on behalf of our clients: The boards and executive leadership of companies determine a company’s strategy and its implementation. We make decisions on how to engage companies and vote proxies independently, based on our professional judgment of the priorities and outcomes most aligned with clients’ investment objectives.

Voting guidelines9

Consistent with the investment objective of each fund or client that has selected these guidelines, BIS will look to companies to demonstrate the following:

Corporate Disclosures10

In the context of these guidelines, we look for companies to provide sufficient corporate disclosure to allow us to determine the extent to which decarbonization and the low-carbon transition are strategic priorities. As a general point, we would expect companies that have disclosed their aim to participate in the transition to a low-carbon

8 Aladdin® Climate is a suite of climate analytics including forward-looking scenario analysis and net zero alignment analytics. Aladdin® is a proprietary investment and risk management platform.

9 These guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide as to how BIS will engage and/or vote in every instance. The guidelines are applied by BIS analysts with discretion, on a case-by-case basis, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items at shareholder meetings..

10 Given data and measurement limitations, companies may need to provide estimated GHG emissions where reporting methodologies are nascent. In addition, certain disclosures related to a company’s plans for adapting their business models through the low-carbon transition may require forward-looking statements.

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economy to make disclosures that help explain the strategy and governance systems they have determined most appropriate, which may include:

(1)	a low-carbon transition strategy to demonstrate their alignment with the ambition to limit global average temperature rise to 1.5°C above pre-industrial levels. This would normally mean that they have a long-term strategy to achieve net-zero greenhouse gas (GHG) emissions by 2050, with appropriate near- and medium-term milestones to assess their progress.

(2)	low-carbon transition-related reporting consistent with the standards developed by the International Sustainability Standards Board (ISSB).[11] IFRS S1 addresses the general requirements of sustainability reporting and IFRS S2 sets out the disclosures that would provide investors with decision-useful information about a company’s most significant climate- and low-carbon transition-related risks and opportunities. As audit and assurance standards are developed, it would be helpful to investors’ confidence in such disclosures for companies to seek independent, third-party assurance.

(3)	scope 1 and scope 2, and material scope 3 GHG emissions. [12] [13] In addition, we look to companies to disclose their reduction targets for scope 1 and 2 emissions, science-based where possible. We welcome disclosure of targets or indicative goals, where companies have set them, for scope 3 emissions reductions, recognizing that these would be provided on a ‘best efforts’ basis given the methodological challenges these currently present for reporters. Scope 3 information, including how a company is working with its value chain to accelerate reductions in GHG intensity, provides useful insight to investors focused on investing in the low-carbon transition and understanding the impact of their investments on their decarbonization goals.[14] However, we recognize that companies have varying ability to influence the emissions across the different parts of their value chain and it is helpful when disclosures explain the implications for the achievement of their decarbonization targets.

Transition	plans

Some companies have published a transition plan that explains how the company intends to implement its low-carbon transition strategy by, as defined by the ISSB, “lay[ing] out the entity’s targets, actions or resources for its transition towards a lower-carbon economy, including actions such as reducing its greenhouse gas emissions” (see appendix 1).

We note the work being undertaken in a number of jurisdictions on establishing a common approach in a market to corporate transition plans. Given this work continues, for the near-term, BIS will not make preparation and production of transition plans a voting issue. BIS may engage companies that have chosen to publish a transition plan to understand their planned actions and resource implications in accordance with anticipated requirements.

11 The International Sustainability Standards Board (ISSB) was formed by the International Financial Reporting Standards (IFRS) Foundation in 2021. It aims to develop global standards for sustainability reporting for corporates and investors to support more efficient capital markets. The goal is standards that will provide a high-quality, comprehensive, and cost-effective global baseline of sustainability disclosures, while enabling interoperability with jurisdiction-specific disclosure, and broader stakeholder, requirements. IFRS S1 and S2 were based on the recommendations of the Task Force on Climate-related Financial Disclosures, which many companies have used in their reporting to date. A number of jurisdictions are consulting on adopting the standards issued to date or have already committed to doing so.

12 FTSE Russell address the materiality of different categories of Scope 3 GHG emissions by sector in a January 2024 paper “Scope for improvement: Solving the Scope 3 conundrum”.

13 Under this policy, we look for GHG emissions disclosures to be aligned with the Greenhouse Gas Protocol (“GHG Protocol”). The Protocol Standards and Guidance are currently being updated to ensure they continue to provide “a rigorous and credible accounting foundation for businesses to measure, plan and track progress toward science-based and net-zero targets in line with the global 1.5°C goal.”

14 We do not believe the purpose of Scope 3 disclosure requirements should be to push publicly traded companies into the role of enforcing emission reduction targets outside of their control. Given methodological complexity for Scope 3 emissions and the lack of direct control by companies over the requisite data, we find it most useful when companies focus their disclosures on those of the fifteen Scope 3 GHG Protocol categories that are material to their business models.

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Boards and directors

An effective and well-functioning board that has appropriate governance structures to facilitate oversight of a company’s management and strategic initiatives is critical to the company’s ability to deliver on its low-carbon transition strategy.

In assessing the role and effectiveness of the board in this regard, we seek to understand whether:

•

The board has clear oversight responsibilities for climate and low-carbon transition-related risks and opportunities in the company’s business model. We consider the whole board to have responsibility for oversight of the company’s long-term strategy, including those aspects related to the transition to a low-carbon economy.

•	Management has established a robust low-carbon transition framework and long-term strategy, with clear accountability for delivery by senior executives.

•

The capital management strategy explains how the company allocates investments to (traditional and next generation) business lines and innovation, and returns cash to shareholders, consistent with the low-carbon transition strategy.

•	The climate and low-carbon transition risks most likely to significantly impact the business are integrated into the company’s enterprise risk management processes and reporting.

•

The company has set scope 1 & 2 GHG emissions reduction targets, science-based and independently verified where possible, against a baseline, that are consistent with the ambition to limit average temperature rise to no more than 1.5°C above pre-industrial levels.

•	There is a clear link between the company’s scope 1 & 2 GHG emissions reduction targets over time and its long-term low-carbon transition strategy.

•

The company is monitoring its material scope 3 emissions[15] and disclosing these where it is confident in the data. Given forthcoming regulatory requirements in certain jurisdictions, some companies are voluntarily disclosing scope 3 emissions reductions targets and plans, setting out how they are working on decarbonization with the different constituents in their value chain.

•

The board oversees, and management has a formalized approach to, the company’s lobbying activities, including trade association memberships. Policy engagement should be consistent with a company’s stated strategic policy objectives, including those related to the low-carbon transition.

Voting against directors over concerns about climate risk

In implementing these guidelines, BIS will generally support non-executive directors standing for election where, in BIS’ assessment based on company disclosures and engagement, a company is executing on its commitment to align with the transition to a low-carbon economy, as defined above. Where BIS determines this is not the case, we may vote against the election of one or more directors who have responsibility for the issue. The directors most likely to be in focus are the chair of the board sub-committee with low-carbon transition, climate or sustainability risk oversight responsibilities, other members of the relevant committee, the lead independent director or the non-executive chair of the board. In certain markets, we may withhold support for the discharge of the supervisory board or equivalent.

15 As discussed in the FTSE Russell publication mentioned above, their research indicates that there are 2-3 material scope 3 GHG emissions categories by sector. The research uses a definition of materiality from the GHG Protocol, which “encourages companies to maintain a representative inventory of the “most significant GHG emissions, [that] offer the most significant GHG reduction opportunities and are most relevant to the company’s business goals.”

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Where we have not supported director elections over climate concerns in a prior year, and the company has not subsequently made progress towards aligning with the transition to a low-carbon economy, we may escalate16 by voting against the re-election of additional responsible directors to signal our heightened concerns.

Management proposals to approve a climate strategy or progress report

In certain markets, company management may submit proposals asking shareholders to approve their climate action plans or progress reports, sometimes known as “Say on Climate.” BIS will generally support management’s climate strategy proposal if, in our assessment based on these guidelines, the strategy is aligned with the low-carbon transition. Similarly, we will generally support management’s proposal on a progress report if the company has clearly explained its progress against, and any deviations from or changes to, its stated transition plan and targets.

Shareholder proposals on climate and low-carbon transition matters

Shareholder proposals on a company’s approach to the low-carbon transition or climate risk will be considered on their merit. Our assessment will take into consideration the implications for, and the relevance to, the company’s stated low-carbon transition strategy and targets. We may support shareholder proposals that, for example, ask a company to:

○	Publish a business plan, and related disclosures, consistent with the ambition to limit average temperature rise to no more than 1.5°C above pre-industrial levels

○	Align their scope 1 and 2 GHG emissions reduction targets to, and/or discuss how their targets align with, a long-term goal of the company achieving net zero GHG emissions by 2050

○	Disclose the categories of scope 3 GHG emissions most material to a company’s business model

○	Improve disclosures on how a company’s climate-related lobbying (including trade association memberships and other indirect lobbying) is aligned with its strategic policy positions.

We would not support shareholder proposals that seek to constrain board or management decision-making or direct specific business or strategic decisions. This includes proposals that seek to change a company’s articles of association or charter to require commitments or actions related to climate risk or the low-carbon transition.

Related matters

There are other business items not covered above that may be put to a shareholder vote that could address matters relevant to the transition to a low-carbon economy. Under these guidelines, BIS is most likely to engage, where appropriate, if we seek to enhance our understanding of a company’s approach. Generally, our voting on these matters would be covered by BIS’ benchmark guidelines.

Executive compensation

We look to company boards to put in place a compensation structure that incentivizes and rewards executives appropriately. Some companies, in light of their long-term strategy, may decide to include relevant GHG emissions reduction targets or low-carbon transition-related metrics in their incentive plans. In such cases, BIS would engage to understand the alignment between those metrics and the company’s stated climate strategy.

16 While BIS may escalate voting by not supporting additional management proposals, principally director elections, we do not consider filing shareholder proposals, preannouncing our voting intentions or using the media to amplify our concerns appropriate courses of action. We will continue to take a constructive, long-term focused approach, to our engagement and voting on behalf of clients under these guidelines.

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Auditors and audit-related issues

For companies with material climate or transition risks or opportunities in their business models, BIS is interested to understand whether the company considers and, if relevant, quantifies, and accounts for material climate-related risks in its financial statements, including if the company explains such risks within the context of its audit report. We note that work is being undertaken to develop audit and assurance standards in relation to climate and transition reporting, which may impact the future reporting requirements of companies. We note that assurance of corporate disclosures related to climate risk and the transition to a low-carbon economy is still nascent.

Mergers, acquisitions, asset sales, and other special situations

Special situations will be considered on their financial merits, but BIS may engage on climate-related factors under these guidelines where a transaction may significantly alter a company’s climate strategy or a shareholder activist has proposed governance, strategic or operational changes that may impact its climate strategy. BIS does not promote changes in corporate control, nor does it invoke formal governance mechanisms that rise to the level of shareholder activism.

Other business relevant sustainability-related risks and opportunities

Climate risk and the transition to a low-carbon economy are interconnected with a number of other sustainability-related risks and opportunities that may be relevant to a company’s business model and long-term performance. These include a company’s impacts or dependencies on natural capital and key stakeholders.17 In the context of these guidelines, we may engage companies to better understand how they are managing the impact on people (e.g., employees, suppliers, customers and communities) of any strategic or operational changes they are making in relation to their transition to a low-carbon economy. Similarly, we may engage companies that face risks and opportunities related to land use and deforestation, access to fresh water, or the ability to secure scarce resources critical to the transition to a low-carbon economy.

17 BIS’ engagement with companies on these issues is informed by our commentaries on natural capital, human capital management and human rights.

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Appendix 1

Terminology

We understand the key concepts referred to within these guidelines as follows:

Climate risk: Includes physical risk, the increased risk to companies’ assets and activities caused by the direct impact of changing weather patterns and natural catastrophes, and transition risk, the impact of the transition to a low-carbon economy on a company’s long-term profitability.

Transition to a low-carbon economy (“low-carbon transition”): The global economic shift toward lower emissions across many sectors and business models. The economic transformation is being driven by changes in government policy, technology, and consumer and investor preferences, as well as the physical effects of climate change (e.g., extreme weather), and can potentially have a material impact on clients’ investments and portfolios.

Decarbonization: the process of reducing or eliminating emissions of carbon dioxide (CO2) from human activity and removing carbon currently in the atmosphere. This can be carried out by countries, companies and even individual consumers. Sometimes the concept is understood to include the reduction and elimination of other GHG, e.g., methane.

Climate-related risks and opportunities: The investment opportunities and risks associated with the transition to a low-carbon economy, including transition risks and opportunities and physical risks and opportunities in adapting to physical climate change.

Climate-related transition plan: “An aspect of an entity’s overall strategy that lays out the entity’s targets, actions or resources for its transition towards a lower-carbon economy, including actions such as reducing its greenhouse gas emissions.”18

Science-based GHG emissions reduction targets: Targets that “…are in line with what the latest climate science deems necessary to meet the goals of the Paris Agreement – limiting global warming to 1.5°C above pre-industrial levels. Science-based targets give companies a clearly defined path to reduce greenhouse gas emissions in line with limiting global warming to 1.5°C. They define how much and how quickly a business must reduce its emissions to be in line with the Paris Agreement goals.”19

18 As defined by the International Sustainability Standards Board’s IFRS S2 Climate-related Disclosures. Several jurisdictions are basing their own transition plan disclosure frameworks on the IFRS S2 definition. We anticipate transition plan disclosure becoming mandatory in an increasing number of jurisdictions over the near term.

19 As defined by the Science Based Targets initiative (SBTi). SBTi “is a corporate climate action organization that enables companies and financial institutions worldwide to play their part in combating the climate crisis. We develop standards, tools and guidance which allow companies to set greenhouse gas (GHG) emissions reductions targets in line with what is needed to keep global heating below catastrophic levels and reach net-zero by 2050 at latest.”

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Appendix 2

Comparison of key differences between how the BIS benchmark considers climate-related risks, where appropriate, and the decarbonization guidelines20

	BIS Benchmark Policy	Decarbonization Policy

Key concepts

Focuses on financial performance and engages companies on climate and transition topics when material to their business

Prioritizes the disclosure of how a company is managing material climate and transition-related risks and opportunities

Considers both financial performance and decarbonization objectives consistent with funds’ and clients’ investment objectives

Assesses the alignment of a company’s business model with the ambition to limit global average temperature rise to 1.5°C above pre-industrial levels

Prioritized companies for climate-related engagement	Largest Scope 1 and 2 GHG emitters	Largest total value chain GHG emitters (Scope 1, 2, & 3)
Emissions reporting	Seeks reporting of Scope 1 & 2	Seeks reporting of Scope 1, 2 and material 3
Emissions targets & decarbonization efforts	Seeks the disclosure of Scope 1 & 2 targets	Seeks Scope 1 & 2 targets and assesses decarbonization efforts
Temperature & scenario alignment / pathways	Seeks disclosure from companies that identifies and discusses the most plausible decarbonization pathway	Assesses temperature and scenario alignment/ pathways to 1.5°C degrees
Science-based targets commitments & verifications	Engagement topic but not vote escalation criteria	Seeks science-based targets and verifications where possible; may take voting action where absent
Company’s role in the transition	Engagement topic but not vote escalation criteria	Assesses activities benefitting from and/or contributing to the transition to a low-carbon economy
Shareholder proposals	Case-by-case approach with focus on implications for long-term financial value creation No support for shareholder proposals that seek to direct management strategy	Case-by-case approach with further consideration given to decarbonization objectives in addition to financial performance No support for shareholder proposals that seek to direct management strategy

20 There may be some regional variations in voting under the decarbonization policy in light of company circumstances, policy requirements in a particular market or a country’s Nationally Defined Contributions, amongst other things.

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